                                                                     EXHIBIT 4.1

================================================================================

                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                                  as Company



                           _________________________



                7 1/8% Convertible Subordinated Notes Due 2001



                           _________________________



                                   INDENTURE

                          Dated as of October 7, 1996


                           _________________________



                    U.S. Trust Company of California, N.A.,
                                  as Trustee



===============================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                        PAGE
                                                                                        ----
ARTICLE 1  Definitions and Incorporation by Reference..................................   1
           SECTION 1.1     Definitions.................................................   1
           SECTION 1.2     Other Definitions...........................................   8
           SECTION 1.3     Incorporation by Reference of Trust Indenture Act...........   9
           SECTION 1.4     Rules of Construction.......................................  10

ARTICLE 2  The Notes...................................................................  10
           SECTION 2.1     Form and Dating.............................................  10
                   (a)     Global Notes................................................  10
                   (b)     Book-Entry Provisions.......................................  11
                   (c)     Certificated Notes..........................................  12
           SECTION 2.2     Execution and Authentication................................  12
           SECTION 2.3     Registrar, Paying Agent and Conversion Agent................  13
           SECTION 2.4     Paying Agent to Hold Money in Trust.........................  13
           SECTION 2.5     Noteholder Lists............................................  13
           SECTION 2.6     Transfer and Exchange.......................................  13
                   (a)     Transfer and Exchange of Global Notes.......................  14
                   (b)     Transfer and Exchange of Certificated Notes.................  16
                   (c)     Transfer of a Beneficial Interest in a Restricted
                           Global Note or Unrestricted Global Note for a
                           Certificated Note...........................................  17
                   (d)     Restrictions on Transfer and Exchange of Global
                           Notes.......................................................  18
                   (e)     Transfer and Exchange of a Certificated Note for a
                           Beneficial Interest in a Global Note........................  18
                   (f)     Authentication of Certificated Note in Absence of
                           Depositary..................................................  19
                   (g)     Legends.....................................................  19
                   (h)     Initial Purchasers..........................................  20
           SECTION 2.7     Replacement Notes...........................................  20
           SECTION 2.8     Outstanding Notes...........................................  21
           SECTION 2.9     Treasury Notes..............................................  21
           SECTION 2.10    Temporary Notes.............................................  21
           SECTION 2.11    Cancellation................................................  22
           SECTION 2.12    Defaulted Interest or Liquidated Damages....................  22

ARTICLE 3  Redemption..................................................................  23
           SECTION 3.1     Notices to Trustee..........................................  23
           SECTION 3.2     Selection of Notes to be Redeemed...........................  23
           SECTION 3.3     Notice of Redemption........................................  23
           SECTION 3.4     Effect of Notice of Redemption..............................  24
           SECTION 3.5     Deposit of Redemption Price.................................  24
           SECTION 3.6     Notes Redeemed in Part......................................  24


           SECTION 3.7     Optional Redemption.........................................  25
           SECTION 3.8     Designated Event Offer......................................  25
           SECTION 3.9     Special Mandatory Redemption................................  27

ARTICLE 4  Covenants...................................................................  27
           SECTION 4.1     Payment of Notes............................................  27
           SECTION 4.2     SEC Reports.................................................  27
           SECTION 4.3     Compliance Certificate......................................  27
           SECTION 4.4     Stay, Extension and Usury Laws..............................  28
           SECTION 4.5     Corporate Existence.........................................  28
           SECTION 4.6     Taxes.......................................................  29
           SECTION 4.7     Designated Event............................................  29
           SECTION 4.8     Deposit of Proceeds with Trustee Pending
                           Consummation of Acquisition.................................  29

ARTICLE 5  Conversion..................................................................  30
           SECTION 5.1     Conversion Privilege........................................  30
           SECTION 5.2     Conversion Procedure........................................  31
           SECTION 5.3     Fractional Shares...........................................  32
           SECTION 5.4     Taxes on Conversion.........................................  32
           SECTION 5.5     Company to Provide Stock....................................  32
           SECTION 5.6     Adjustment of Conversion Price..............................  32
           SECTION 5.7     No Adjustment...............................................  36
           SECTION 5.8     Other Adjustments...........................................  36
           SECTION 5.9     Adjustments for Tax Purposes................................  36
           SECTION 5.10    Adjustments by the Company..................................  36
           SECTION 5.11    Notice of Adjustment........................................  37
           SECTION 5.12    Notice of Certain Transactions..............................  37
           SECTION 5.13    Effect of Reclassifications, Consolidations, Mergers
                           or Sales on Conversion Privilege............................  37
           SECTION 5.14    Trustee's Disclaimer........................................  38

ARTICLE 6  Subordination...............................................................  38
           SECTION 6.1     Agreement to Subordinate....................................  38
           SECTION 6.2     No Payment on Notes if Senior Debt in Default...............  38
           SECTION 6.3     Distribution on Acceleration of Notes; Dissolution
                           and Reorganization; Subrogation of Notes....................  40
           SECTION 6.4     Reliance by Senior Debt on Subordination
                           Provisions..................................................  43
           SECTION 6.5     No Waiver of Subordination Provisions.......................  43
           SECTION 6.6     Trustee's Relation to Senior Debt...........................  43
           SECTION 6.7     Other Provisions Subject Hereto.............................  44

ARTICLE 7  Successors..................................................................  44
           SECTION 7.1     Merger, Consolidation or Sale of Assets.....................  44
           SECTION 7.2     Successor Corporation Substituted...........................  45


ARTICLE 8  Defaults and Remedies.......................................................  45
           SECTION 8.1     Events of Default...........................................  45
           SECTION 8.2     Acceleration................................................  47
           SECTION 8.3     Other Remedies..............................................  47
           SECTION 8.4     Waiver of Past Defaults.....................................  47
           SECTION 8.5     Control by Majority.........................................  47
           SECTION 8.6     Limitation on Suits.........................................  48
           SECTION 8.7     Rights of Noteholders to Receive Payment....................  48
           SECTION 8.8     Collection Suit by Trustee..................................  48
           SECTION 8.9     Trustee May File Proofs of Claim............................  48
           SECTION 8.10    Priorities..................................................  49
           SECTION 8.11    Undertaking for Costs.......................................  49

ARTICLE 9  Trustee.....................................................................  49
           SECTION 9.1     Duties of Trustee...........................................  49
           SECTION 9.2     Rights of Trustee...........................................  50
           SECTION 9.3     Individual Rights of Trustee................................  51
           SECTION 9.4     Trustee's Disclaimer........................................  51
           SECTION 9.5     Notice of Defaults..........................................  51
           SECTION 9.6     Reports by Trustee to Noteholders...........................  51
           SECTION 9.7     Compensation and Indemnity..................................  51
           SECTION 9.8     Replacement of Trustee......................................  52
           SECTION 9.9     Successor Trustee by Merger, Etc............................  53
           SECTION 9.10    Eligibility; Disqualification...............................  53
           SECTION 9.11    Preferential Collection of Claims Against Company...........  53
           SECTION 9.12    Sections Applicable to Registrar, Paying Agent and
                           Conversion Agent............................................  53

ARTICLE 10 Discharge of Indenture......................................................  54
           SECTION 10.1    Termination of Company's Obligations........................  54
           SECTION 10.2    Repayment to Company........................................  54

ARTICLE 11 Amendments, Supplements and Waivers.........................................  54
           SECTION 11.1    Without Consent of Noteholders..............................  54
           SECTION 11.2    With Consent of Noteholders.................................  55
           SECTION 11.3    Compliance with Trust Indenture Act.........................  56
           SECTION 11.4    Revocation and Effect of Consents...........................  56
           SECTION 11.5    Notation on or Exchange of Notes............................  57
           SECTION 11.6    Trustee Protected...........................................  57

ARTICLE 12 Miscellaneous...............................................................  57
           SECTION 12.1    Trust Indenture Act Controls................................  57
           SECTION 12.2    Notices.....................................................  57
           SECTION 12.3    Communication by Noteholders with Other
                           Noteholders.................................................  58
           SECTION 12.4    Certificate and Opinion as to Conditions Precedent..........  58
           SECTION 12.5    Statements Required in Certificate or Opinion...............  58


           SECTION 12.6    Rules by Trustee and Agents.................................  58
           SECTION 12.7    Legal Holidays..............................................  58
           SECTION 12.8    No Recourse Against Others..................................  59
           SECTION 12.9    Counterparts................................................  59
           SECTION 12.10   Variable Provisions.........................................  59
           SECTION 12.11   Governing Law...............................................  59
           SECTION 12.12   No Adverse Interpretation of Other Agreements...............  60
           SECTION 12.13   Successors..................................................  60
           SECTION 12.14   Severability................................................  60
           SECTION 12.15   Table of Contents, Headings, Etc............................  60
           SECTION 12.16   Persons Deemed Owners.......................................  60

                             CROSS-REFERENCE TABLE*

Trust Indenture                                            Indenture
Act Section                                                 Section

310(a)(1)....................................................  7.10
   (a)(2)....................................................  7.10
   (a)(3)....................................................  N.A.
   (a)(4)....................................................  N.A.
   (b)..................................................  7.8; 7.10
   (c).......................................................  N.A.
311(a).......................................................  7.11
   (b).......................................................  7.11
   (c).......................................................  N.A.
312(a).......................................................   2.5
   (b).......................................................  10.3
   (c).......................................................  10.3
313(a).......................................................   7.6
   (b)(1)....................................................  N.A.
   (b)(2)....................................................   7.6
   (c).......................................................   7.6
   (d).......................................................   7.6
314(a)...................................................  4.2, 4.3
   (b).......................................................  N.A.
   (c)(1)....................................................  10.4
   (c)(2)....................................................  10.4
   (c)(3)....................................................  N.A.
   (d).......................................................  N.A.
   (e).......................................................  N.A.
   (f).......................................................  N.A.
315(a).......................................................7.1(b)
   (b).......................................................   7.5
   (c).......................................................7.1(a)
   (d).......................................................7.1(c)
   (e).......................................................  6.11
316(a) (last sentence).......................................   2.9
   (a)(1)(A).................................................   6.5
   (a)(1)(B).................................................   6.4
   (a)(2)....................................................  N.A.
   (b).......................................................   6.7
   (c).......................................................   9.4
317(a)(1)....................................................   6.8
   (a)(2)....................................................   6.9
   (b).......................................................   2.4
318(a).......................................................  N.A.

                           N.A. means not applicable.
__________
*This Cross-Reference Table is not part of the Indenture.

     INDENTURE dated as of October 7, 1996 between Plasma & Materials Technologies, Inc., a California corporation (the "Company"), and U.S. Trust Company of California, N.A., a national banking association duly organized and existing under the laws of the State of California, as trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Company's 7 1/8% Convertible Subordinated Notes due 2001 (the "Notes"):


                                   ARTICLE 1

                  Definitions and Incorporation by Reference
                  ------------------------------------------

     SECTION 1.1  Definitions.
                  -----------

     "Acquisition" means the acquisition by the Company of all of the outstanding capital stock of Electrotech, and directly or indirectly, each subsidiary thereof pursuant to the Share Purchase Agreement.

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting
--------  -------
securities of a person shall be deemed to be control.

     "Agent" means any Security Registrar, Paying Agent, Conversion Agent or co-registrar.

     "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board.

     "Board Resolution" means a duly authorized resolution of the Board of Directors.

     "Business Day" means any day that is not a Legal Holiday.

     "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of equity interests in any entity, including, without limitation, corporate stock, including any preferred stock, and partnership interests, whether general or limited.

     "Cash Equivalents" means: (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and Eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States Government or any agency thereof, (d) commercial paper of a domestic issuer at the time of acquisition having a rating of at least A-1 by Standard and Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision, taxing authority (as the case may be) are rated at least A by S&P or A by Moody's, or (f) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (e) of this definition.

     "Change of Control" means any event where: (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company ("Voting Stock"), (ii) the Company consolidates with or merges into any other corporation, or any other corporation merges into the Company, and, in the case of any such transaction, the outstanding Common Stock of the Company is reclassified into or exchanged for any other property or security, unless the shareholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, (iii) the Company conveys, transfers or leases all or substantially all of its assets (other than to one or more wholly-owned subsidiaries of the Company) or (iv) any time the Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); provided, that a Change of
                                                     --------
Control shall not be deemed to have occurred if at least 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change of Control consists of shares of common stock that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and as a result of such transaction or transactions the Notes become convertible solely into such common stock or a combination of such common stock and cash.

     "Closing Date" means the date on which the Acquisition is consummated.

     "Collateral" means (i) the Collateral Account, (ii) the Special Redemption Amount and all other cash deposited in the Collateral Account from time to time and the Eligible Investments made pursuant to Section 4.8 hereof, (iii) all rights and privileges of the Company with respect to the Collateral Account and the Eligible Investments, (iv) all dividends, interest and other payments and distributions made on or with respect to the Eligible Investments or the Collateral Account and (v) all Proceeds of any of the foregoing.

     "Common Stock" means the common stock of the Company as the same exists at the date of the execution of this Indenture or as such stock may be constituted from time to time.

     "Company" means the party named as such above until a successor replaces it in accordance with Article 7 and thereafter means the successor.

     "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     "Corporate Trust Office" shall be at the address of the Trustee specified in Section 12.10 or such other address as the Trustee may give notice to the Company.

     "Daily Market Price" means the price of a share of Common Stock on the relevant date, determined (a) on the basis of the last reported sale price regular way of the Common Stock as reported on the Nasdaq Stock Market's National Market (the "NNM"), or if the Common Stock is not then listed on the NNM, as reported on such national securities exchange upon which the Common Stock is listed, or (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or (c) if the Common Stock is not listed on the NNM or on any national securities exchange, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

     "Default" means any event that is, or with the passage of time or the giving of notice or both, would be an Event of Default.

     "Depositary" means The Depository Trust Company, its nominees and their respective successors.

     "Designated Event" means the occurrence of a Change of Control or a Termination of Trading.

     "Designated Senior Debt" means (i) any Senior Debt which, as of the date of the Indenture, has an aggregate principal amount outstanding of at least $20 million, (ii) any Senior Debt which, at the date of determination, has an aggregate principal amount outstanding of, or commitments to lend up to, at least $20 million, (iii) Senior Debt which, at the date of determination, has a principal amount outstanding of at least $5 million and consists of one capital leasing facility to which the Company is a party with respect to equipment used in the operation of the Company, and (iv) any Senior Debt which, at the date of determination, has an aggregate principal amount outstanding of, or commitments to lend up to, at least $2.5 million and consists of obligations for borrowed money to a bank, savings and loan association or foreign bank or savings and loan association or equivalent institution as defined in Rule 144A(a)(1)(vi) pursuant to the Securities Act; provided, further, that with respect to the Senior Debt referenced in clauses (ii), (iii) and (iv) above, such Senior Debt is specifically designated by the Company in the instrument evidencing or governing such Senior Debt as "Designated Senior Debt" for purposes of this Indenture (provided that such instrument may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

     "Electrotech" means Electrotech Limited and Electrotech Equipments Limited, and each of their successors.

     "Eligible Investments" means Cash Equivalents which, in order to provide the Trustee with a perfected security interest therein, shall be either: (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Trustee, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Trustee or an agent thereof in the State of New York; or (ii) in book-entry form and issued by the United States Government or agency thereof and backed by the full faith and credit of the United States and subject to pledge under applicable state law and Treasury regulations.

     "Excess Payment" means the excess of (i) the aggregate of the cash and fair market value of other consideration paid by the Company or any of its subsidiaries with respect to the shares acquired in a tender offer or other negotiated transaction over (ii) the Daily Market Price on the Trading Day immediately following the completion of such tender offer or other negotiated transaction multiplied by the number of acquired shares.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time.

     "Global Notes" means, individually and collectively, the Unrestricted Global Notes and the Restricted Global Notes.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

     "Indebtedness" means, with respect to any person, all obligations, whether or not contingent, of such person (i) (a) for borrowed money (including, but not limited to, any indebtedness secured by a security interest, mortgage or other lien on the assets of such person which is (1) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (2) existing on property at the time of acquisition thereof), (b) evidenced by a note, debenture, bond or other written instrument, (c) under a lease required to be capitalized on the balance sheet of the lessee under GAAP or under any lease or related document (including a purchase agreement) which provides that such person is contractually obligated to purchase or to cause a third party to purchase such leased property, (d) in respect of letters of credit, bank guarantees or bankers' acceptances (including reimbursement obligations with respect to any of the foregoing), (e) with respect to indebtedness secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such person are subject, whether or not the obligation secured thereby shall have been assumed or Guaranteed by or shall otherwise be such person's legal liability, (f) in respect of the balance of deferred and unpaid purchase price of any property or assets and (g) under interest rate or currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; (ii) with respect to any obligation of others of the type described in the preceding clause (i) or under clause (iii) below, assumed by or Guaranteed in any manner by such person or in effect Guaranteed by such person through an agreement to purchase (including, without limitation, "take or pay" and similar arrangements), contingent or otherwise (and the obligations of such person under any such assumptions, Guarantees or other such arrangements); and
(iii) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing.

     "Indenture" means this Indenture, as amended or supplemented from time to time, in accordance with the terms hereof.

     "Initial Purchasers" means Salomon Brothers Inc and Unterberg Harris.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

     "Issuance Date" means October 7, 1996.

     "Liquidated Damages" means any liquidated damages payable pursuant to the Registration Agreement.

     "Material Subsidiary" means any Subsidiary of the Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

     "Noteholder" or "holder" means a person in whose name a Note is registered.

     "Notes" means the Notes described in the preamble above that are issued, authenticated and delivered under this Indenture.

     "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Offering Memorandum" means the offering memorandum relating to the Notes dated October 1, 1996.

     "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Treasurer or a Vice-President of the Company. See Sections 12.4 and 12.5 hereof.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 12.4 and 12.5 hereof.

     "person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

     "principal" of a debt security means the principal of the security plus the premium, if any, on the security.

     "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of, or other realization upon, Collateral, whether now existing or hereafter arising.

     "Record Date" for the interest payable on any Interest Payment Date means the 15th day (whether or not a Business Day) next preceding such Interest Payment Date.

     "Registration Agreement" means the Registration Agreement relating to the Notes dated October 7, 1996, between the Company and the Initial Purchasers, a form of which is attached as Exhibit C hereto.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Representative" means the trustee, agent or representative (if any) for an issue of Senior Debt.

     "Restricted Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and Schedule A to the form of Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing the Notes sold in reliance on Rule 144A.

     "Rule 144A" means Rule 144A promulgated under the Securities Act.

     "SEC" means the Securities and Exchange Commission and any successor entity thereto.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Debt" means the principal of, premium, if any, interest on and other amounts due on Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or Guaranteed by the Company; unless, in the instrument creating or evidencing or pursuant to which Indebtedness is outstanding, it is expressly provided that such Indebtedness is not senior in right of payment to the Notes. Senior Debt includes, with respect to the obligations described above, interest accruing, pursuant to the terms of such Senior Debt, on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not post-filing interest is allowed in such proceeding, at the rate specified in the instrument governing the relevant obligation. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods, services or materials purchased in the ordinary course of business; (b) Indebtedness of the Company to a Subsidiary of the Company; or (c) any liability for Federal, state, local, foreign or other taxes, owed or owing by the Company.

     "Share Purchase Agreement" means the Share Purchase Agreement, dated as of July 17, 1996 entered into among the Company, Electrotech and the shareholders of Electrotech, including all exhibits and schedules thereto and all related agreements entered into on or prior to the Issuance Date, in each case as in effect on the Issuance Date.

     "Shelf Registration Statement" shall have the meaning set forth in the Registration Agreement.

     "Special Redemption Date" means January 16, 1997.

     "Special Redemption Notice Date" means December 31, 1996.

     "Stated Maturity" when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

     "Subsidiary" means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any person or one or more of the other Subsidiaries of that person or a combination thereof.

     "Termination of Trading" means an event where the Common Stock (or other common stock into which the Notes are then convertible) is neither listed for trading on a United States national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S)77aaa-77bbbb) as in effect on the date of execution of this Indenture and as it may be amended from time to time.

     "Trading Day" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business, (B) if the applicable security is quoted on The Nasdaq National Market, a day on which trades may be made thereon or (C) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transfer Restricted Securities" means securities that bear or are required to bear the legend set forth in Section 2.6.

     "Trustee" means U.S. Trust Company of California, N.A. and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

     "Trust Officer" means any officer within the corporate trust division (or any successor group) of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer or the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "Unrestricted Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and Schedule A to the form of Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing the Notes sold in reliance on Regulation S.

     SECTION 1.2  Other Definitions.
                  -----------------

                                            Defined in
Term                                         Section
----                                        ----------
"Acquisition Date"............................  4.8
"Agent Members"...............................  2.1
"Bankruptcy Law"..............................  8.1
"Cedel".......................................  2.1
"Collateral Account"..........................  4.8
"Commencement Date"...........................  3.8
"Conversion Agent"............................  2.3
"Conversion Date".............................  5.2
"Conversion Price"............................  5.1
"Conversion Shares"...........................  5.6


"Custodian"...................................  8.1
"Designated Event Offer"......................  4.7
"Designated Event Payment"....................  4.7
"Designated Event Payment Date"...............  3.8
"Distribution Date"...........................  5.6
"Distribution Record Date"....................  5.6
"Euroclear"...................................  2.1
"Event of Default"............................  8.1
"Global Note".................................  2.1
"Institutional Accredited Investors...........  2.1(c)
"Legal Holiday"............................... 12.7
"Offer Amount"................................  3.8
"Offering Proceeds"...........................  4.8
"Officer".....................................12.10
"Paying Agent"................................  2.3
"Payment Blockage Notice".....................  6.2
"Payment Blockage Period".....................  6.2
"Payment Default".............................  8.1
"Purchase Agreement"..........................  2.1
"Purchase Date"...............................  5.6
"QIBs"........................................  2.1
"Registrar"...................................  2.3
"Regulation S"................................  2.1
"Restricted Notes"............................  2.1
"Rights"......................................  5.6
"Rule 144A"...................................  2.1
"Special Redemption"..........................  3.1
"Special Redemption Amount"...................  4.8
"Tender Period"...............................  3.8


     SECTION 1.3  Incorporation by Reference of Trust Indenture Act.  Whenever
                  -------------------------------------------------
this Indenture refers to a provision of the TIA, from and after the date this Indenture becomes subject to the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Notes;

     "indenture security holder" means a Noteholder;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee; and

     "obligor" on the Notes means the Company or any other obligor on the Notes.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

     SECTION 1.4  Rules of Construction.  Unless the context otherwise requires:
                  ---------------------

          (a) a term has the meaning assigned to it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP consistently applied;

          (c) "or" is not exclusive;

          (d) words in the singular include.the plural, and words in the plural include the singular; and

          (e) provisions apply to successive events and transactions.

                                   ARTICLE 2

                                   The Notes
                                   ---------

     SECTION 2.1  Form and Dating.  The Notes and the Trustee's certificate of
                  ---------------
authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Note shall be dated the date of its authentication. The terms and provisions of the Notes set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. The Notes shall be issued only in registered form and in denominations of $1,000 and integral multiples of $1,000.

          (a) Global Notes.  The Notes are being offered and sold by the Company
              ------------
     pursuant to a purchase agreement relating to the Notes, dated October 1, 1996, between the Company and the Initial Purchasers (the "Purchase Agreement").

          Notes offered and sold to Qualified Institutional Buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued initially in the form of one or more Restricted Global Notes in definitive, fully registered form without interest coupons, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          Notes offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Unrestricted Global Notes in definitive, fully registered form without interest coupons, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Cedel Bank Societe Anonyme ("Cedel") duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Unrestricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the custodian, at the direction of the Trustee, in accordance with instructions given by the holder thereof as required by Section 2.6 hereof.

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel shall be applicable to interests in the Unrestricted Global Note that are held by the Agent Member through Euroclear or Cedel.

          Except as set forth in Section 2.6 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

          (b) Book-Entry Provisions.  This Section 2.1(b) shall apply only to a
              ---------------------
     Global Note deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary or nominee of the Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

          (c) Certificated Notes.  Except as provided in Sections 2.6(f) and
              ------------------
     2.10, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated Notes. Purchasers of Notes who are institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and are referred to as "Institutional Accredited Investors") who are not QIBs will receive certificated Notes bearing the Restricted Notes Legend set forth in Exhibit A hereto.

          After a transfer of any Notes during the period of the effectiveness of a Shelf Registration Statement with respect to the Notes, all requirements pertaining to legends on such Note will cease to apply, the requirements requiring any such Note issued to certain holders be issued in global form will cease to apply, and a certificated Note without legends will be available to the holder of such Note.

     SECTION 2.2  Execution and Authentication.  Two Officers shall sign the
                  ----------------------------
Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes.

     If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

     A Note shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

     Upon a written order of the Company signed by two Officers, the Trustee shall authenticate the Notes for original issue up to an aggregate principal amount of $75,000,000 (plus up to $11,250,000 aggregate principal amount of Notes that may be sold by the Company pursuant to the overallotment option granted pursuant to the Purchase Agreement). The aggregate principal amount of Notes outstanding at any time shall not exceed such amount except as provided in
Section 2.7.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

     SECTION 2.3  Registrar, Paying Agent and Conversion Agent.  The Company
                  --------------------------------------------
shall maintain in the Borough of Manhattan, City of New York, State of New York
(i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Notes may be presented for payment ("Paying Agent") and (iii) an office or agency where Notes may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Noteholder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar, co-registrar or Conversion Agent. The Company initially appoints the Trustee as Paying Agent, Registrar, Conversion Agent and authenticating agent and the Trustee hereby accepts such appointments.


     SECTION 2.4  Paying Agent to Hold Money in Trust. The Company shall require
                  -----------------------------------
each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on, the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon payment over to the Trustee, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for the money. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Noteholders all money held by it as Paying Agent.

     SECTION 2.5  Noteholder Lists.  The Trustee shall preserve in as current a
                  ----------------
form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

     SECTION 2.6  Transfer and Exchange.  Where Notes are presented to the
                  ---------------------
Registrar or a co-registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.6 or 11.5 hereof).

     The Company and the Registrar shall not be required (i) to issue, register the transfer of, or exchange Notes during a period beginning at the opening of business 30 days before the day of any selection of Notes for redemption under
Section 3.2 hereof and ending at the close of business on the day of selection, or (ii) to exchange or register the transfer of any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

          (a) Transfer and Exchange of Global Notes.  The transfer and exchange
              -------------------------------------
     of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection (g) of this Section 2.6. Transfers of beneficial interests in the Global Notes to persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

               (i) Restricted Global Note to Unrestricted Global Note.  If, at
                   --------------------------------------------------
          any time, an owner of a beneficial interest in a Restricted Global Note deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Restricted Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in an Unrestricted Global Note, such owner shall, subject to compliance with the applicable procedures described herein (the "Applicable Procedures"), exchange or cause the exchange of such interest for an equivalent beneficial interest in an Unrestricted Global Note as provided in this Section 2.6(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Unrestricted Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Cedel account to be credited with such increase, and
          (3) a certificate in the form of Exhibit B-1 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Restricted Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Unrestricted Global Note by the principal amount at maturity of the beneficial interest in the Restricted Global Note to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Unrestricted Global Note equal to the reduction in the aggregate principal amount at maturity of the Restricted Global Note, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Restricted Global Note that is being exchanged or transferred.

               (ii) Unrestricted Global Note to Restricted Global Note.  If, at
                    --------------------------------------------------
          any time, an owner of a beneficial interest in an Unrestricted Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its interest in such Unrestricted Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Note as provided in this
          Section 2.6(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel, if applicable, and the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Unrestricted Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) if such transfer is being effected prior to the expiration of the "40 day restricted period" (as defined by Regulation S under the Securities Act), a certificate in the form of Exhibit B-2 attached hereto given by the owner of such beneficial interest stating
          (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in an Unrestricted Global Note reasonably believes that the person acquiring such interest in a Restricted Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Unrestricted Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Restricted Global Note by the principal amount at maturity of the beneficial interest in the Unrestricted Global Note to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Restricted Global Note equal to the reduction in the aggregate principal amount at maturity of such Unrestricted Global Note and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Unrestricted Global Note that is being transferred.

          (b) Transfer and Exchange of Certificated Notes.  When certificated
              -------------------------------------------
     Notes are presented by a holder to the Registrar with a request:

               (x) to register the transfer of the certificated Notes; or

               (y) to exchange such certificated Notes for an equal principal amount of certificated Notes of other authorized denominations,

     the Registrar shall register the transfer or make the exchange as requested; provided, however, that the certificated Notes presented or surrendered for register of transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such holder or by his attorney, duly authorized in writing; and

               (ii) in the case of a certificated Note that is a Transfer Restricted Note, such request shall be accompanied by the following additional information and documents, as applicable:

                    (A) if such Transfer Restricted Note is being delivered to the Registrar by a holder for registration in the name of such holder, without transfer, or such Transfer Restricted Note is being transferred to the Company, no certification is required;

                    (B) if such Transfer Restricted Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such holder (in substantially the form of Exhibit B-3 hereto); or

                    (C) if such Transfer Restricted Note is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such holder (in substantially the form of Exhibit B-3 hereto) and an Opinion of Counsel from such holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

          (c) Transfer of a Beneficial Interest in a Restricted Global Note or
              ----------------------------------------------------------------
     Unrestricted Global Note for a Certificated Note.
     ------------------------------------------------

               (i) Any person having a beneficial interest in a Restricted Global Note or Unrestricted Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a certificated Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary (or Euroclear or Cedel, if applicable), from the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted Global Note or Unrestricted Global Note, and, in the case of a Transfer Restricted Note, the following additional information and documents (all of which may be submitted by facsimile):

                    (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification to that effect from such person (in substantially the form of Exhibit B-4 hereto);

                    (B) if such beneficial interest is being transferred to a
               QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-4 hereto); or

                    (C) if such beneficial interest is being transferred in
               reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-4 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the custodian, cause the aggregate principal amount of Restricted Global Notes or Unrestricted Global Notes, as applicable, to be reduced accordingly and, following such reduction, the Company shall execute and, the Trustee shall authenticate and deliver to the transferee a certificated Note in the appropriate principal amount.

               (ii) Certificated Notes issued in exchange for a beneficial interest in a Restricted Global Note or Unrestricted Global Note, as applicable, pursuant to this Section 2.6(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such certificated Notes to the persons in whose names such Notes are so registered. Following any such issuance of certificated Notes, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Global Note to reflect the transfer.

          (d) Restrictions on Transfer and Exchange of Global Notes.
              -----------------------------------------------------
     Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.6 or Section 2.10), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (e) Transfer and Exchange of a Certificated Note for a Beneficial
              -------------------------------------------------------------
     Interest in a Global Note.  A certificated Note may not be transferred or
     -------------------------
     exchanged for a beneficial interest in a Global Note except upon satisfaction of the following requirements. Any holder having a certificated Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a beneficial interest in a Global Note. Upon receipt by the Registrar of a certificated Note, duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such holder or his attorney, duly authorized in writing, and the following additional information and documents (all of which may be submitted by facsimile):

               (1) If such certificated Note is a Transfer Restricted Note and is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certification to that effect from such holder (in substantially the form of Exhibit B-2 hereto); and

               (2) Whether or not such certificated Note is a Transfer Restricted Note, written instructions of the holder directing the Trustee or the custodian, at the direction of the Trustee, to make an endorsement on the applicable Global Note to reflect an increase in the aggregate principal amount of the Notes represented by such Global Note, then the Registrar shall cancel such certificated Note and the Trustee or the custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the custodian, cause the aggregate principal amount of Restricted Global Notes or Unrestricted Global Notes, as applicable, to be increased accordingly. If no Global Notes are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Note in the appropriate principal amount.

          (f) Authentication of Certificated Note in Absence of Depositary.  If
              ------------------------------------------------------------
     at any time:

               (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice;

               (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Notes under this Indenture; or

               (iii)  an Event of Default has occurred and is continuing.

     then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.2 hereof, authenticate and deliver, certificated Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

          (g)  Legends.
               -------

               (i) Except as permitted by the following paragraphs (ii) and
          (iii), each Note certificate evidencing the Global Notes and the certificated Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the form set forth in Exhibit A as the "Restricted Notes Legend".

               (ii) Upon any sale or transfer of a Transfer Restricted Note (including any Transfer Restricted Note represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                    (A) in the case of any Transfer Restricted Note that is a
               certificated Note, the Registrar shall permit the holder thereof to exchange such Transfer Restricted Note for a certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Note upon receipt of a certification from the transferring holder substantially in the form of Exhibit B-4 hereto; and

                    (B) in the case of any Transfer Restricted Note represented by a Global Note, such Transfer Restricted Note shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.6(a) and
               (b) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Note that is represented by a Global Note for a certificated Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144 under the Securities Act, the holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit B-4 hereto).

               (iii) Upon any sale or transfer of a Transfer Restricted Note (including any Transfer Restricted Note represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                    (A) in the case of any Transfer Restricted Note that is a
               certificated Note, the Registrar shall permit the holder thereof to exchange such Transfer Restricted Note for a certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Note; and

                    (B) in the case of any Transfer Restricted Note represented by a Global Note, such Transfer Restricted Note shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.6(a) and
               (b) hereof.

          (h) Initial Purchasers.  The Initial Purchasers shall not be required
              ------------------
     to deliver, and neither the Company nor the Trustee shall demand therefrom, any of the certifications or opinions described in this Section 2.6 in connection with the initial issuance and delivery by the Company of the Notes on the effective date hereof or on the date of any settlement in connection with the exercise of the overallotment option granted to the Initial Purchasers in the Purchase Agreement, including with respect to the issuance and delivery of Notes that are Transfer Restricted Notes.

     SECTION 2.7  Replacement Notes.  If the holder of a Note claims that the
                  -----------------
Note has been lost, destroyed or wrongfully taken or if such Note is mutilated and is surrendered to the Trustee, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's and the Company's requirements are met. If required by the Trustee or the Company, such holder shall be required to provide an indemnity bond sufficient in the judgment of both to protect and hold harmless the Company, the Trustee, any Agent or any authenticating agent from any loss, liability or expense which any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Note, pay or purchase such Note, as the case may be.

     Every replacement Note is an additional obligation of the Company and shall be entitled to all the benefits provided under this Indenture equally and proportionately with all other Notes duly issued hereunder.

     SECTION 2.8  Outstanding Notes.  The Notes outstanding at any time are all
                  -----------------
the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Note is replaced, paid or purchased pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced, paid or purchased Note is held by a bona fide purchaser.

     If Notes are considered paid under Section 4.1 hereof, they cease to be outstanding and interest on them ceases to accrue.

     A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

     SECTION 2.9  Treasury Notes.  In determining whether the Noteholders of the
                  --------------
required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Notes that the Company or any Affiliate of the Company offers to purchase or acquire pursuant to an exchange offer, tender offer or otherwise shall not be deemed to be owned by the Company or such Affiliate until legal title passes to the Company or such Affiliate.

     SECTION 2.10  Temporary Notes.
                   ---------------

          (a) Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. As promptly as is reasonably practicable, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

          (b) A Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Notes only if such transfer complies with Section 2.6 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing.

          (c) Any Global Note that is transferable to the beneficial owners thereof in the form of certificated Notes pursuant to this Section 2.10 shall be surrendered by the Depositary to the Trustee located in The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount at maturity of Notes of authorized denominations in the form of certificated Notes. Any portion of a Global Note transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Notes in the form of certificated Notes delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.6(b) bear the Restricted Notes Legend set forth in Exhibit A hereto.

          (d) Subject to the provisions of Section 2.10(b), the registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Notes.

          (e) In the event of the occurrence of either of the events specified in Section 2.10(b), the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form without interest coupons.

     SECTION 2.11  Cancellation.  The Company at any time may deliver Notes to
                   ------------
the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Trustee shall promptly cancel all Notes surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Notes as the Company directs. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation or that any holder has converted.

     SECTION 2.12  Defaulted Interest or Liquidated Damages.  If the Company
                   ----------------------------------------
fails to make a payment of interest or Liquidated Damages on the Notes, it shall pay such defaulted interest or Liquidated Damages plus any interest payable on the defaulted interest or Liquidated Damages, in any lawful manner. It may pay such defaulted interest, plus any such interest payable on them, to the persons who are Noteholders on a subsequent special record date. The Company shall fix any such record date (which shall be at least 5 and not more than 30 days before the payment date) and the payment date. At least 15 days before any such record date, the Company shall mail to Noteholders a notice that states the record date, payment date, and amount of such interest or Liquidated Damages to be paid. Interest or Liquidated Damages to be paid prior to the expiration of the 30-day grace period specified in Section 8.1(a) of this Indenture shall be paid to the holders on the regular record date for the interest payment that has not been made.

                                   ARTICLE 3

                                  Redemption
                                  ----------

          SECTION 3.1  Notices to Trustee.  If the Company elects to redeem
                       ------------------
Notes pursuant to the Optional Redemption provision of Section 3.7 hereof, it shall notify the Trustee of the redemption date and the principal amount of Notes to be redeemed. The Company shall give each notice provided for in this
Section 3.1 with respect to any Optional Redemption at least 20 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee). In the event the Company is required to redeem Notes pursuant to the special redemption provision of Section 3.9 hereof (the "Special Redemption"), it shall notify the Trustee ten Business Days before a redemption date (unless a shorter notice period shall be satisfactory to the Trustee). The Company will also provide the Trustee with any additional information that the Trustee reasonably requests in connection with any redemption.

          SECTION 3.2  Selection of Notes to be Redeemed.  If less than all the
                       ---------------------------------
Notes are to be redeemed, the Trustee shall select the Notes to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection not more than 60 days and not less than 15 days before the redemption date from Notes outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Notes that have denominations larger than $1,000. Notes and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company and each Registrar promptly of the Notes or portions of Notes to be called for redemption.

          If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Notes, the Company and the Trustee may treat as outstanding any Notes surrendered for conversion during the period 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

          SECTION 3.3  Notice of Redemption.  At least 15 days but not more than
                       --------------------
60 days before a redemption date (other than with respect to a Special Redemption), the Company shall mail a notice of redemption to each holder whose Notes are to be redeemed at such holder's registered address. In the event of a Special Redemption, the Company shall mail a notice of redemption to each holder at such holder's registered address at least ten Business Days before a redemption date.

     The notice shall identify the Notes to be redeemed and shall state:

          (a)  the redemption date;

          (b)  the redemption price;

          (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, upon cancellation of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued in the name of the holder thereof;

          (d)  the name and address of the Paying Agent;

          (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest and Liquidated Damages, if any;

          (f) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Notes or portions thereof called for redemption ceases to accrue on and after the redemption date; and

          (g) the paragraph of the Notes pursuant to which the Notes called for redemption are being redeemed.

     Such notice shall also state the current Conversion Price, if any, and the date on which the right to convert such Notes or portions thereof into Common Stock of the Company will expire.

     At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

     SECTION 3.4  Effect of Notice of Redemption. Once notice of redemption is
                  ------------------------------
mailed, Notes called for redemption become due and payable on the redemption date at the price set forth in the Note.

     SECTION 3.5  Deposit of Redemption Price.  On or before the redemption date
                  ---------------------------
(other than for a Special Redemption), the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest and Liquidated Damages, if any, if up to but not including the redemption date on all Notes to be redeemed on that date (subject to the right of holders of record on the relevant record date to receive interest and Liquidated Damages, if any, due on an interest payment date) unless theretofore converted into Common Stock pursuant to the provisions hereof. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

     SECTION 3.6  Notes Redeemed in Part.  Upon cancellation of a Note that is
                  ----------------------
redeemed in part, the Company shall issue and the Trustee shall authenticate for the holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

     SECTION 3.7  Optional Redemption.  The Company may redeem all or any
                  -------------------
portion of the Notes, upon the terms and at the redemption prices set forth in each of the Notes. Any redemption pursuant to this Section 3.7 shall be made pursuant to the provisions of Section 3.1 through 3.6 hereof.

     SECTION 3.8  Designated Event Offer.
                  ----------------------

          (a) In the event that, pursuant to Section 4.7 hereof, the Company shall commence a Designated Event Offer, the Company shall follow the procedures in this Section 3.8.

          (b) The Designated Event Offer shall remain open for a period specified by the Company which shall be no less than 30 calendar days and no more than 40 calendar days following its commencement on the date of the mailing of notice in accordance with Section 4.7(b) hereof (the "Commencement Date"), except to the extent that a longer period is required by applicable law (the "Tender Period"). Upon the expiration of the Tender Period (the "Designated Event Payment Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Section
     4.7 hereof (the "Offer Amount").

          (c) If the Designated Event Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest or Liquidated Damages, if any, to the related interest payment date will be paid to the person in whose name a Note is registered at the close of business on such record date, and no additional interest or Liquidated Damages, if any, will be payable to Noteholders who tender Notes pursuant to the Designated Event Offer.

          (d) The Company shall provide the Trustee with notice of the Designated Event Offer at least 5 Business Days before the Commencement Date.

          (e) On or before the Commencement Date, the Company or the Trustee (at the request and expense of the Company) shall send, by first class mail, a notice to each of the Noteholders, which shall govern the terms of the Designated Event Offer and shall state:

               (i) that the Designated Event Offer is being made pursuant to this Section 3.8 and Section 4.7 hereof and that all Notes tendered will be accepted for payment;

               (ii) the purchase price (as determined in accordance with Section
          4.7 hereof), the length of time the Designated Event Offer will remain open and the Designated Event Payment Date;

               (iii) that any Note or portion thereof not tendered or accepted for payment will continue to accrue interest and, if applicable, Liquidated Damages, if any;

               (iv) that, unless the Company defaults in the payment of the Designated Event Payment, any Note or portion thereof accepted for payment pursuant to the Designated Event Offer shall cease to accrue interest or Liquidated Damages, if any, on and after the Designated Event Payment Date;

               (v) that Noteholders electing to have a Note or portion thereof purchased pursuant to any Designated Event Offer will be required to surrender the Note, with the form entitled "Option of Noteholder To Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Designated Event Payment Date;

               (vi) that Noteholders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Designated Event Payment Date, or such longer period as may be required by law, a letter or a telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth the name of the Noteholder, the principal amount of the Note or portion thereof the Noteholder delivered for purchase and a statement that such Noteholder is withdrawing his election to have the Note or portion thereof purchased; and

               (vii) that Noteholders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

          In addition, the notice shall contain all instructions and materials that the Company shall reasonably deem necessary to enable such Noteholders to tender Notes pursuant to the Designated Event Offer.

          (f) On or prior to the Designated Event Payment Date, the Company shall irrevocably deposit with the Trustee or a Paying Agent in immediately available funds an amount equal to the Offer Amount to be held for payment in accordance with the terms of this Section 3.8. On the Designated Event Payment Date, the Company shall, to the extent lawful, (i) accept for payment the Notes or portions thereof tendered pursuant to the Designated Event Offer, (ii) deliver or cause to be delivered to the Trustee Notes so accepted and (iii) deliver to the Trustee an Officers' Certificate stating such Notes or portions thereof have been accepted for payment by the Company in accordance with the terms of this Section 3.8. The Paying Agent shall promptly (but in any case not later than ten (10) calendar days after the Designated Event Payment Date) mail or deliver to each tendering Noteholder an amount equal to the purchase price of the Notes tendered by such Noteholder, and the

     Trustee shall promptly authenticate and mail or deliver to such Noteholders a new Note equal in principal amount to any unpurchased portion of the Note surrendered, if any; provided, that each new Note shall be in a principal
                          --------
     amount of $1,000 or an integral multiple thereof. Any Notes not so accepted shall be promptly mailed or delivered by or on behalf of the Company to the holder thereof. The Company will publicly announce the results of the Designated Event Offer on, or as soon as practicable after, the Designated Event Payment Date.

          (g) The Designated Event Offer shall be made by the Company in compliance with all applicable provisions of all applicable securities laws, including the Exchange Act, and all applicable tender offer rules promulgated thereunder, and shall include all instructions and materials that the Company shall reasonably deem necessary to enable such Noteholders to tender their Notes.

     SECTION  3.9  Special Mandatory Redemption.  The Company will be required
                   ----------------------------
to redeem all Notes on or prior to the Special Redemption Date, upon the terms and at the redemption prices set forth in paragraph 5(b) of the Notes and in
Section 4.8 hereof.

                                   ARTICLE 4

                                   Covenants
                                   ---------

     SECTION  4.1  Payment of Notes.  The Company shall pay the principal of,
                   ----------------
premium, if any, Liquidated Damages, if any, and interest on, the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, Liquidated Damages, if any, and interest shall be considered paid on the date due if the Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money designated for and sufficient to pay all principal, premium, if any, Liquidated Damages, if any, and interest then due and such Paying Agent is not prohibited from paying such money to the Noteholders on that date pursuant to the terms of this Indenture. To the extent lawful, the Company shall pay interest and Liquidated Damages, if any (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Notes, compounded semiannually. The Company shall also pay all Liquidated Damages, if any, in the manner, on the dates and in the amounts set forth in the Registration Agreement.

     SECTION 4.2  SEC Reports.  Whether or not required by the rules and
                  -----------
regulations of the SEC, so long as any Notes are outstanding, the Company will, to the extent permitted by the SEC, file with the SEC and, if requested, furnish to the Trustee and to the holders of Notes all quarterly and annual financial information required to be contained in a filing with the SEC on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to annual information only, a report thereon by the Company's certified independent accountants.

     SECTION 4.3  Compliance Certificate.  The Company shall deliver to the
                  ----------------------
Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under, and complied with the covenants and conditions contained in, this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge, the Company has kept, observed, performed and fulfilled each and every covenant, and complied with the covenants and conditions contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal or of interest, if any, on the Notes are prohibited.

     One of the Officers signing such Officers' Certificate shall be either the Company's principal executive officer, principal financial officer or principal accounting officer.

     The Company will, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon becoming aware of:

          (a) any Default or Event of Default arising under this Indenture; or

          (b) any event of default under any other mortgage, indenture or instrument as that term is used in Section 8.1(e),

an Officers' Certificate specifying such Default, Event of Default or default.

     Immediately upon the occurrence of any event giving rise to Liquidated Damages in respect of the Notes in accordance with Section 11 of the form thereof or the termination of any such Liquidated Damages, the Company shall give the Trustee notice of such Liquidated Damages or termination, of the interest rate borne by the Notes after giving effect to such Liquidated Damages or termination and of the event giving rise to such Liquidated Damages or termination thereof (such notice to be contained in an Officers' Certificate), and prior to receipt of such Officers' Certificate the Trustee shall be entitled to assume that no such Liquidated Damages are owing or termination has occurred, as the case may be.

     SECTION 4.4  Stay, Extension and Usury Laws.  The Company covenants (to the
                  ------------------------------
extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

     SECTION 4.5  Corporate Existence.  Subject to Article 7 hereof, the Company
                  -------------------
will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each subsidiary of the

Company in accordance with the respective organizational documents of each subsidiary and all material rights (charter and statutory), licenses and franchises of the Company and its subsidiaries; provided, however, that the
                                                --------  -------
Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Noteholders. Notwithstanding the foregoing, the corporate existence of any Subsidiary may be terminated in connection with any Board approved corporate restructuring or reorganization.

     SECTION 4.6  Taxes.  The Company shall, and shall cause each of its
                  -----
subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.

     SECTION 4.7  Designated Event.
                  ----------------

          (a) Upon the occurrence of a Designated Event, each holder of Notes shall have the right, in accordance with this Section 4.7 and Section 3.8 hereof, to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such holder's Notes pursuant to the terms of Section 3.8 (the "Designated Event Offer") at a purchase price equal to 101% of the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the Designated Event Payment Date (the "Designated Event Payment").

          (b) Within 30 days following any Designated Event, the Company shall mail to each holder the notice provided by Section 3.8(e) of this Indenture, and shall comply with the provisions of Section 3.8 in regard to the related Designated Event Offer.

     SECTION 4.8  Deposit of Proceeds with Trustee Pending Consummation of
                  --------------------------------------------------------
Acquisition.
-----------

          (a) On the Issuance Date, the Company shall deposit with the Trustee as hereinafter provided the proceeds from the issuance of the Notes (the "Offering Proceeds") and such other amount as, when added to the Offering Proceeds, equals $75,000,000 plus an amount equal to the interest that would accrue on $75,000,000 from the Issuance Date to the Special Redemption Date at an interest rate of 7 1/8% per annum plus $1,500,000 (the "Special Redemption Amount"). In the event that the overallotment option granted in the Purchase Agreement is exercised, the Company shall also deposit with the Trustee the proceeds from the issuance of Notes pursuant to such option (the "Overallotment Proceeds") and such other amount as, when added to the Overallotment Proceeds, equals the total principal amount of Notes issued upon the exercise of such overallotment (the "Overallotment Amount"), plus an amount equal to the interest that would accrue on the Overallotment Amount from the Issuance Date to the Special Redemption Date at an interest rate of 7 1/8% per annum, plus 2% of the Overallotment Amount. Such additional amounts shall be deemed part of the "Special Redemption Amount" upon deposit with the Trustee.

          (b) In order to secure the full and punctual payment and performance of the Company's obligation to redeem the Notes upon a Special Redemption, the Company hereby grants to the Trustee, for the benefit of the holders, a continuing security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising.

          (c) At all times until the earlier to occur of (i) receipt by the Trustee of (x) an Officers' Certificate stating that the Acquisition is to be consummated concurrently with the release of the funds on the terms and conditions described in the Offering Memorandum in all material respects and requesting the Trustee to release the Collateral to the order of the Company for application in connection with the Acquisition and to the order of the Initial Purchasers for payment of amounts due to the Initial Purchasers pursuant to the Purchase Agreement and (y) an Opinion of Counsel to the effect that all conditions precedent described in the preceding clause (x) have been satisfied in all material respects and (ii) the date that the Notes are to be specially redeemed, there shall be maintained with the Trustee an account (the "Collateral Account") designated "Plasma & Materials Technologies, Inc. Account Pledged to U.S. Trust Company of California, N.A., as Trustee." On the Issuance Date, the Company shall cause the Special Redemption Amount to be deposited in the Collateral Account. Amounts on deposit in the Collateral Account shall be invested and reinvested from time to time in such Eligible Investments as the Company shall direct and, if no direction is made, then in the Federated Government Obligation Fund. Any income received with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Eligible Investments, shall remain, or be deposited, in the Collateral Account; provided, that the
                                                         --------
     Trustee shall release any amounts in the Collateral Account in excess of the Special Redemption Amount upon request from the Company from time to time as specified in an Officers' Certificate to the Trustee.

          (d) Upon notice from the Company to the Trustee pursuant to subsection
     (c)(i) above, the security interests in the Collateral shall terminate as of the Acquisition Date and all funds in the Collateral Account shall be released as of the Acquisition Date to the order of the Company and to the Initial Purchasers; and on the date for redemption of the Notes pursuant to subsection (c)(ii) above, the Trustee shall apply funds in the Collateral Account to fund the Special Redemption and the Trustee shall pay any amount in the Collateral Account in excess of the amount needed to fund the Special Redemption to the Company.

                                   ARTICLE 5

                                  Conversion
                                  ----------

     SECTION 5.1  Conversion Privilege.  A holder of a Note may convert the
                  --------------------
principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Common Stock of the Company at any time after the later to occur of (a) 90 days following the Issuance Date or (b) the consummation of the Acquisition, and prior to the close of business (New York time) on the Business Day immediately preceding the maturity date of the Notes at the Conversion Price then in effect, except that, with respect to any Note called for redemption, such conversion right shall terminate at the close of business on the Business Day immediately preceding the redemption date (unless the Company shall default in making the redemption payment when it becomes due, in which case the conversion right shall terminate on the date such default is cured). The number of shares of Common Stock issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the conversion price in effect on the Conversion Date (the "Conversion Price").

     The initial Conversion Price is stated in paragraph 10 of the Notes and is subject to adjustment as provided in this Article 5.

     Provisions of this Indenture that apply to conversion of all of a security also apply to conversion of a portion of it. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder of Notes has converted such Notes into Common stock, and only to the extent that such Notes are deemed to have been converted into Common Stock under this Article 5.

     SECTION 5.2  Conversion Procedure.  To convert a Note, a holder must
                  --------------------
satisfy the requirements in paragraph 10 of the Notes. The date on which the holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company shall deliver to the holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and a check for any fractional share determined pursuant to Section 5.3. The person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such person's rights as a Noteholder shall cease; provided, however, that no surrender of a Note on any
                        --------  -------
date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive the shares of Common Stock upon such conversion as the stockholder of record of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person entitled to receive such shares of Common Stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that
                                                 ----------------  -------
such conversion shall be at the Conversion Price in effect on the date that such Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

     No adjustment or payment will be made for accrued and unpaid interest on a converted Note or for dividends or distributions on shares of Common Stock issued upon conversion of a Note, but if any holder surrenders a Note for conversion after the close of business on the record date for the payment of an installment of interest and Liquidated Damages, if any, and prior to the opening of business on the next succeeding interest payment date, then, notwithstanding such conversion, the interest and Liquidated Damages, if any, payable on such interest payment date shall be paid to the registered holder of such Note on such record date. In such event, such Note, when surrendered for conversion after October 15, 1999, must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable and Liquidated Damages, if any, on such interest payment date on the portion so converted and, when surrendered for conversion on or prior to October 15, 1999, need not be accompanied by such payment.

     If a holder converts more than one Note at the same time, the number of whole shares of Common Stock issuable upon the conversion shall be based on the total principal amount of Notes converted.

     Upon surrender of a Note that is converted in part, the Trustee shall authenticate for the holder a new Note equal in principal amount to the unconverted portion of the Note surrendered.

     SECTION 5.3  Fractional Shares.  The Company will not issue fractional
                  -----------------
shares of Common Stock upon conversion of a Note. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Common Stock on the trading day prior to the date of conversion.

     SECTION 5.4  Taxes on Conversion.  The issuance of certificates for shares
                  -------------------
of Common Stock upon the conversion of any Note shall be made without charge to the converting Noteholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder or holders of the converted Note; provided, however, that in the event that
                               --------  -------
certificates for shares of Common Stock are to be issued in a name other than the name of the holder of the Note converted, such Note, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the registered holder thereof or his duly authorized attorney; and provided further, however, that the Company
                                  ----------------  -------
shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder of the converted Note,and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

     SECTION 5.5  Company to Provide Stock.  The Company shall at all times
                  ------------------------
reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of Notes as herein provided, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Notes for shares of Common Stock.

     All shares of Common Stock which may be issued upon conversion of the Notes shall be duly authorized, validly issued, fully paid and nonassessable when so issued.

     SECTION 5.6  Adjustment of Conversion Price.  The Conversion Price shall be
                  ------------------------------
subject to adjustment from time to time as follows:

          (a) In case the Company shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of Common

     Stock to holders of Common Stock, (3) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Notes been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (b) In case the Company shall issue rights or warrants to substantially all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the Current Market Price (as determined pursuant to subsection (f) below) of the Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

          (c) In case the Company shall distribute to all holders of Common Stock shares of any class of Capital Stock of the Company other than Common Stock, evidences of indebtedness or other assets (other than cash dividends out of current or retained earnings), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those securities referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in subsection (f) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of

     Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants to subscribe for additional shares of the Company's Capital Stock (other than the Common Stock referred to in subsection (b) above) ("Rights") to substantially all holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 5.6, make proper provision so that each holder of a Note who converts such Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

          (d) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to paragraph (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions to all holders of its Common Stock made in cash plus (y) all Excess Payments, in each case made within the 12 months preceding the date fixed for determining the shareholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to paragraphs (c) or (e) of this Section or this paragraph (d) has been made, exceeds 15% of the product of the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date times the number of shares of Common Stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date less the amount of such cash and other consideration (including any Excess Payments) so distributed applicable to one share (based on the pro-rata portion of the aggregate amount of such cash and other consideration (including any Excess on the Distribution Record Date)) of Common Stock and the denominator shall be such Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

          (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the amount of such Excess Payment, together with the sum of (x) the aggregate amount of all Excess Payments plus (y) the aggregate amount of all distributions to all holders of the Common Stock made in cash (specifically including distributions of cash out of retained earnings), in each case made within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment pursuant to paragraph (c) or paragraph (d) of this Section or this paragraph (e) has been made, exceeds 15% of the product of the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date times the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the treasury of the Company) on the Purchase Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date less the amount of such Excess Payments and such cash distributions, if any, applicable to one share of Common Stock equal to the aggregate amount of such Excess Payments and such cash distributions, divided by number of the shares of Common Stock outstanding on the Purchase Date) and the denominator shall be such Current Market Price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

          (f) The "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such negotiated transaction through such last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

          (g) In any case in which this Section 5.6 shall require that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the holder of any Note converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital

     Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

     SECTION 5.7  No Adjustment.  No adjustment in the Conversion Price shall be
                  -------------
required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason
                        --------  -------
of this Section 5.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Article 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock.

     SECTION 5.8  Other Adjustments.
                  -----------------

          (a) In the event that, as a result of an adjustment made pursuant to
     Section 5.6 above, the holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Notes shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article 5.

          (b) In the event that shares of Common Stock are not delivered after the expiration of any of the rights or warrants referred to in Section 5.6(b) and Section 5.6(c) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

     SECTION 5.9  Adjustments for Tax Purposes.  The Company may, at its option,
                  ----------------------------
make such reductions in the Conversion Price, in addition to those required by
Section 5.6 above, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

     SECTION 5.10  Adjustments by the Company.  The Company from time to time
                   --------------------------
may, to the extent permitted by law, reduce the Conversion Price by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such reduction in accordance with Section 5.11, if the Board of Directors has made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive.

     SECTION 5.11  Notice of Adjustment.  Whenever the Conversion Price is
                   --------------------
adjusted, the Company shall promptly mail to Noteholders at the addresses appearing on the Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

     SECTION 5.12  Notice of Certain Transactions.  In the event that:
                   ------------------------------

          (a) the Company takes any action which would require an adjustment in the Conversion Price;

          (b) the Company takes any action that would require a supplemental indenture pursuant to Section 5.13; or

          (c) there is a dissolution or liquidation of the Company;

a holder of a Note may wish to convert such Note into shares of Common Stock prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Company shall mail to Noteholders at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this Section 5.12.

     SECTION 5.13  Effect of Reclassifications, Consolidations, Mergers or Sales
                   -------------------------------------------------------------
on Conversion Privilege.  If any of the following shall occur, namely:  (i) any
-----------------------
reclassification or change of outstanding shares of Common Stock issuable upon conversion of Notes (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee providing that the holder of each Note then outstanding shall have the right to convert such Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this
Article 5. The foregoing, however, shall not in any way affect the right a holder of a

Note may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 5.6, to receive Rights upon conversion of a Note. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 5.13 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     In the event the Company shall execute a supplemental indenture pursuant to this Section 5.13, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by holders of the Notes upon the conversion of their Notes after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto.

     SECTION 5.14  Trustee's Disclaimer.  The Trustee has no duty to determine
                   --------------------
when an adjustment under this Article 5 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 5.11. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Notes, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article 5.

     The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 5.13, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 5.13.

                                   ARTICLE 6

                                 Subordination
                                 -------------

     SECTION 6.1  Agreement to Subordinate.  The Company, for itself and its
                  ------------------------
successors, and each Noteholder, by his acceptance of Notes, agree that the payment of the principal of or interest or Liquidated Damages, if any, on or any other amounts due on the Notes is subordinated in right of payment, to the extent and in the manner stated in this Article 6, to the prior payment in full of all existing and future Senior Debt.

     SECTION 6.2  No Payment on Notes if Senior Debt in Default.  Anything in
                  ---------------------------------------------
this Indenture to the contrary notwithstanding, no payment on account of principal of or redemption of, interest on or other amounts due on the Notes (including the making of a deposit pursuant to Section 8.1), and no redemption, purchase, or other acquisition of the Notes, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal, premium, if any, and interest and of all other amounts then due on all Designated Senior Debt has been made or duly provided for pursuant to the terms of the instrument governing such Designated Senior Debt, (ii) if, at the time of such payment, redemption, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Debt, or any agreement pursuant to which any Senior Debt is issued, any default, which default shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Debt being declared due and payable and (iii) if, at the time of such payment, redemption, purchase or other acquisition, the Trustee shall have received written notice from the Representative of the holders of Designated Senior Debt (a "Payment Blockage Notice") that there exists under such Designated Senior Debt, or any agreement pursuant to which such Designated Senior Debt is issued, any default, which default shall not have been cured or waived, permitting the holders thereof to declare any amounts of such Designated Senior Debt due and payable, but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the Representative of the holders of such Designated Senior Debt) on the earlier of (a) the date on which such event of default shall have been cured or waived or (b) 180 days from the receipt of the Payment Blockage Notice. Notwithstanding the provisions described in the immediately preceding sentence (other than in clauses (i) and (ii)), unless the holders of such Designated Senior Debt or the Representative of such holders shall have accelerated the maturity of such Designated Senior Debt, the Company may resume payments on the Notes after the end of such Payment Blockage Period. Not more than one Payment Blockage Notice may be given in any consecutive 365-day period, irrespective of the number of defaults with respect to Senior Debt during such period.

     In the event that, notwithstanding the provisions of this Section 6.2, payments are made by or on behalf of the Company in contravention of the provisions of this Section 6.2, such payments shall be held by the Trustee, any Paying Agent or the holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the Representative of the holders of Senior Debt or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Debt may have been issued for application to the payment of all Senior Debt ratably according to the aggregate amounts remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     The Company shall give prompt written notice to the Trustee and any Paying Agent of any default or event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

     SECTION 6.3  Distribution on Acceleration of Notes; Dissolution and
                  ------------------------------------------------------
Reorganization; Subrogation of Notes.
------------------------------------

          (a) If the Notes are declared due and payable because of the occurrence of an Event of Default, the Company shall give prompt written notice to the holders of all Senior Debt or to the trustee(s) for such Senior Debt of such acceleration. The Company may not pay the principal of or interest on or any other amounts due on the Notes until five days after such holders or trustee(s) of Senior Debt receive such notice and, thereafter, the Company may pay the principal of or interest on or any other amounts due on the Notes only if the provisions of this Article 6 permit such payment.

          (b) Upon (i) any acceleration of the principal amount due on the Notes because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

               (i) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the holders are entitled to receive payment on account of the principal of or interest on or any other amounts due on the Notes;

               (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 6 with respect to the Notes, to the payment in full without diminution or modification by such plan of all Senior Debt), to which the holders or the Trustee would be entitled except for the provisions of this Article 6, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Debt (or their representatives(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

               (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 6 with respect to the Notes, to the payment in full without diminution or modification by such plan of Senior Debt), shall be received by the Trustee or the holders before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of the Senior Debt, the holders of the Senior Debt remaining unpaid (or their representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          Subject to the payment in full of all Senior Debt, the holders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest on the Notes shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to holders shall, as between the Company, its creditors other than the holders of Senior Debt, and the holders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article 6 are and are intended solely for the purpose of defining the relative rights of the holders, on the one hand, and the holders of Senior Debt, on the other hand.

          Nothing contained in this Article 6 or elsewhere in this Indenture or in the Notes is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Notes, (ii) affect the relative rights of the holders and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 6 of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy.

          Upon distribution of assets of the Company referred to in this Article 6, the Trustee, subject to the provisions of Section 9.1 hereof, and the holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 6. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt. Nothing contained in this Article 6 or elsewhere in this indenture, or in any of the Notes, shall prevent the good faith application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of or interest on the Notes unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with actual notice under Section 6.3(d) hereof of the facts which would prohibit the making of such application.

          (c) The provisions of this Article 6 shall not be applicable to any cash, properties or securities received by the Trustee or by any holder when received as a holder of Senior Debt and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee or such holder of any of its rights as such holder.

          (d) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Notes pursuant to the provisions of this Article 6. The Trustee, subject to the provisions of
     Section 9.1 hereof, shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Debt or any trustee therefor has given notice thereof to the Trustee. Notwithstanding the provisions of this Article 6 or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Notes pursuant to the provisions in this Article 6, unless the Trustee shall have received written notice thereof from the Company or any holder or holders of the Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.1 hereof, shall be entitled in all respects conclusively to assume that no such facts exist.

          The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt (or a trustee on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article 6, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 6, and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiving of any default of the character specified in Section 6.2 hereof or that any event or any condition preventing any payment in respect of the Notes shall have ceased to exist, unless and until the Trustee shall have received written notice to such effect.

          (e) The provisions of this Section 6.3 applicable to the Trustee shall (unless the context requires otherwise) also apply to any Paying Agent for the Company.

     SECTION 6.4  Reliance by Senior Debt on Subordination Provisions.  Each
                  ---------------------------------------------------
holder of any Note by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Article 6, and notice of acceptance of the provisions hereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Article 6 shall constitute a release of any of the obligations or liabilities of the Trustee or holders of the Notes provided in this Article 6.

     SECTION 6.5  No Waiver of Subordination Provisions.  Except as otherwise
                  -------------------------------------
expressly provided herein, no right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Trustee or the holders of the Notes, without incurring responsibility to the holders of the Notes and without impairing or releasing the subordination provided in this Article 6 or the obligations hereunder of the holders of the Notes to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or any other person.

     SECTION 6.6  Trustee's Relation to Senior Debt.  The Trustee in its
                  ---------------------------------
individual capacity shall be entitled to all the rights set forth in this
Article 6 in respect of any Senior Debt at any time held by it, to the same extent as any holder of Senior Debt, and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations, as are specifically set forth in this Article 6, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Debt but shall have only such obligations to such holders as are expressly set forth in this Article 6.

     Each holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 6 and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such holder's Notes in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Debt or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Notes which are required to be paid or delivered to the holders of Senior Debt as provided in this Article 6 and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise, as such holders of Senior Debt or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article 6.

     SECTION 6.7  Other Provisions Subject Hereto.  Expect as expressly stated
                  -------------------------------
in this Article 6, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Notes are subject to the provisions of this Article 6. However, nothing in this Article 6 shall apply to or adversely affect the claims of, or payment to, the Trustee pursuant to
Section 9.7. Notwithstanding the foregoing, the failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article 6 shall not be construed as preventing the occurrence of an Event of Default under Section 8.1.

                                   ARTICLE 7

                                  Successors
                                  ----------

     SECTION 7.1  Merger, Consolidation or Sale of Assets.  The Company may not
                  ---------------------------------------
consolidate or merge with or into any person (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets unless:

          (a) the Company is the surviving corporation or the entity or the person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (b) the entity or person formed by or surviving any such consolidation or merger (if other than the Company) or the person to which such sale, assignment, transfer, lease conveyance or other disposition will have been made assumes all the Obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Notes and the Indenture;

          (c) such sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the Company's properties or assets shall be as an entirety or virtually as an entirety to one person and such person shall have assumed all the Obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Notes and the Indenture;

          (d) immediately after such transaction no Default or Event of Default exists; and

          (e) the Company or such person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture comply with the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

     SECTION 7.2  Successor Corporation Substituted.  Upon any consolidation or
                  ---------------------------------
merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 7.1 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; provided, however, that the
                                             --------  -------
predecessor Company in the case of a sale, assignment, transfer, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest on the Notes.

                                   ARTICLE 8

                             Defaults and Remedies
                             ---------------------

     SECTION 8.1  Events of Default.  An "Event of Default" occurs if:
                  -----------------

          (a) the Company defaults in the payment of interest on any Note when the same becomes due and payable,whether or not such payments shall be prohibited by Article 6, and the Default continues for a period of 30 days after the date due and payable;

          (b) the Company defaults in the payment of the principal of any Note when the same becomes due and payable at maturity, upon redemption or otherwise, whether or not such payment shall be prohibited by Article 6;

          (c) the Company fails to observe or perform any covenant or agreement contained in Section 4.7 or 4.8 hereof, whether or not such purchase shall be prohibited by Article 6;

          (d) the Company fails to observe or perform any other covenant or agreement contained in this Indenture or the Notes, required by it to be performed and the Default continues for a period of 60 days after the receipt of written notice from the Trustee to the Company or from the holders of 25% in aggregate principal amount of the then outstanding Notes to the Company and the Trustee stating that such notice is a "Notice of Default";

          (e) there is a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Subsidiary of the Company (or the payment of which is guaranteed by the Company or any Subsidiary of the Company), whether such Indebtedness or guarantee now exists or is created after the Issuance Date, which default
     (i) is caused by a failure to pay when due principal of or interest on such Indebtedness within the grace period provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity without such acceleration being rescinded or annulled and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more;

          (f) a final, nonappealable judgment or final, nonappealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability except for customary deductibles or co-insurance retentions) for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Subsidiary of the Company and remain undischarged, unstayed or unbonded for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $10 million;

          (g) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, or (v) makes the admission in writing that it generally is unable to pay its debts as the same become due; or

          (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Subsidiary of the Company in an involuntary case, (ii) appoints a Custodian of the Company or any Subsidiary of the Company or for all or substantially all of its property, and the order or decree remains unstayed and in effect for 60 days, or (iii) orders the liquidation of the Company or any Subsidiary of the Company, and the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     SECTION 8.2  Acceleration.  If an Event of Default (other than an Event of
                  ------------
Default specified in clauses (g) and (h) of Section 8.1 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Noteholders of at least 25% in principal amount of the then outstanding Notes by notice to the Company and the Trustee, may declare all the Notes to be due and payable. Upon such declaration, the principal of, premium, if any, and accrued and unpaid interest on the Notes shall be due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section 8.1 hereof occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholder. If there has been a declaration of acceleration of the Notes because an Event of Default under Section 8.1(e) has occurred, such declaration of acceleration shall be automatically annulled if the holders of the Indebtedness described in Section 8.1(e) have rescinded the declaration of acceleration in respect of such Indebtedness within 60 days of such declaration and if: (1) the annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction, (2) all existing Events of Default, except non-payment of principal of, or premium, if any, or interest on the Notes that became due solely because of the acceleration of the Notes, have been cured or waived, and (3) the Company has delivered an Officers' Certificate to the Trustee to the effect of clauses (1) and (2) above. The Noteholders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

     SECTION 8.3  Other Remedies.  If an Event of Default occurs and is
                  --------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     SECTION 8.4.  Waiver of Past Defaults.  The Noteholders of a majority in
                   -----------------------
aggregate principal amount of the then outstanding Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the Designated Event Payment or the principal of, or interest on, any Note. When a Default or Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 8.5  Control by Majority.  The Noteholders of a majority in
                  -------------------
principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Noteholders, or would involve the Trustee in personal liability.

     SECTION 8.6  Limitation on Suits.  A Noteholder may pursue a remedy with
                  -------------------
respect to this Indenture or the Notes only if:

          (a) the Noteholder gives to the Trustee notice of a continuing Event of Default;

          (b) the Noteholders of at least 25% in principal amount of the then outstanding Notes make a request to the Trustee to pursue the remedy;

          (c) such Noteholder or Noteholders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (e) during such 60-day period the Noteholders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

     A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

     SECTION 8.7  Rights of Noteholders to Receive Payment.  Notwithstanding any
                  ----------------------------------------
other provision of this Indenture, the right of any Noteholder of a Note to receive payment of principal of and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder made pursuant to this Section.

     SECTION 8.8  Collection Suit by Trustee.  If an Event of Default specified
                  --------------------------
in Section 8.1(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     SECTION 8.9  Trustee May File Proofs of Claim.  The Trustee may file such
                  --------------------------------
proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Noteholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 8.10  Priorities.  If the Trustee collects any money pursuant to
                   ----------
this Article 8, it shall pay out the money in the following order:

          First:  to the Trustee for amounts due under Section 9.7 hereof;
          ------

          Second:  to the holders of Senior Debt to the extent required by
          -------
     Article 6;

          Third:  to Noteholders for amounts due and unpaid on the Notes for
          ------
     principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

          Fourth:  to the Company.
          -------

     Except as otherwise provided in Section 2.12 hereof, the Trustee may fix a record date and payment date for any payment to Noteholders made pursuant to this Section.

     SECTION 8.11  Undertaking for Costs.  In any suit for the enforcement of
                   ---------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 8.7 hereof, or a suit by Noteholders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 9

                                    Trustee
                                    -------

     SECTION 9.1 Duties of Trustee.
                 -----------------

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default: (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that: (i) this paragraph does not limit the effect of paragraph (b) of this Section 9.1; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith and without negligence in accordance with a direction received by it pursuant to Section 8.5 hereof.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 9.1. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) Except as provided in this Indenture, the Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     SECTION 9.2  Rights of Trustee.
                  -----------------

          (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it (unless other evidence be herein specifically prescribed) may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and nominees and shall not be responsible for the misconduct or negligence of any agent (other than an agent who is an employee of the Trustee) appointed with due care.

          (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith, without negligence or wilful misconduct, and that it reasonably believes to be authorized or within its rights or powers.

          (e) The Trustee shall not be charged with knowledge of any Event of Default under subsection (c), (d), (e) or (f) of Section 8.1 or of the identity of any Material Subsidiary unless either (1) a Trust Officer assigned to its Institutional Trust Administration shall have actual knowledge thereof, or (2) the Trustee shall have received notice thereof in accordance with Section 12.2 hereof from the Company or any holder.

     SECTION 9.3  Individual Rights of Trustee.  The Trustee in its individual
                  ----------------------------
or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11 hereof.

     SECTION 9.4  Trustee's Disclaimer.  The Trustee makes no representation as
                  --------------------
to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Notes other than the Trustee's authentication thereof.

          The Trustee in its capacity as Registrar hereunder, shall not be charged with knowledge of the Applicable Procedures and may conclusively rely that instructions and certificates presented to it are in accordance with such Applicable Procedures in effecting transfers pursuant to Section 2.6 hereof.

     SECTION 9.5  Notice of Defaults.  If a Default or Event of Default occurs
                  ------------------
and is continuing and if it is actually known to the Trustee, the Trustee shall mail to Noteholders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 9.6  Reports by Trustee to Noteholders.  Within 60 days after the
                  ---------------------------------
reporting date stated in Section 12.10, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with TIA (S) 313(a) if and to the extent required by such (S) 313(a). The Trustee also shall comply with TIA (S) 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA (S) 313(c).

     A copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any stock exchange.

     SECTION 9.7  Compensation and Indemnity.  The Company shall pay to the
                  --------------------------
Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable and duly documented disbursements, expenses and advances incurred or made by it. Such disbursements and expenses may include the reasonable and duly documented disbursements, compensation and expenses of the Trustee's agents and counsel (subject to the limitations set forth in this Section 9.7).

     The Company shall indemnify the Trustee and its officers, directors, employees and all other agents against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. If the Trustee is advised by counsel in writing that it may have available to it defenses that are in conflict with those available to the Company, the Trustee may have separate counsel and the Company shall pay the reasonable and duly documented fees, disbursements and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its negligence, bad faith or wilful misconduct.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except money or property held in trust to pay principal of and interest on particular Notes.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.1(g) or (h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     The provisions of this Section 9.7 shall survive the termination of this Indenture, as provided by Section 10.1 hereof.

     SECTION 9.8  Replacement of Trustee.  A resignation or removal of the
                  ----------------------
Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign by so notifying the Company. The Noteholders of a majority in aggregate principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

          (a) the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA (S) 310(b);

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (c) a Custodian or public officer takes charge of the Trustee or its property; or

          (d) the Trustee becomes incapable of acting.

     If the Trustee resigns, is removed or becomes incapable of acting, or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Noteholders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Noteholders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA (S) 310(b), any Noteholder who has been a bona fide holder of a Note for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, the Company shall promptly pay all amounts due and payable to the retiring Trustee pursuant to
Section 9.7 hereof and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property and money held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.7 hereof.
Notwithstanding replacement of the Trustee pursuant to this Section 9.8, the Company's obligations under Section 9.7 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

     SECTION 9.9  Successor Trustee by Merger, Etc.  If the Trustee
                  ---------------------------------
consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided that such
                                                        --------
successor shall otherwise be qualified and eligible to act as a Trustee pursuant to the provisions of this Article.

     SECTION 9.10  Eligibility; Disqualification.  This Indenture shall always
                   -----------------------------
have a Trustee who satisfies the requirements of TIA (S) 310(a)(1) and (5). The Trustee shall always have a combined capital and surplus as stated in Section
12.10 hereof.  The Trustee is subject to TIA (S) 310(b).

     SECTION 9.11  Preferential Collection of Claims Against Company.  The
                   -------------------------------------------------
Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

     SECTION 9.12  Sections Applicable to Registrar, Paying Agent and Conversion
                   -------------------------------------------------------------
Agent.  The term "Trustee" as used in Sections 9.1, 9.2, 9.3, 9.4 and 9.7 hereof
------
shall

(unless the context requires otherwise) be construed as extending to and including the Trustee acting in its capacity, if any, as Registrar, Paying Agent and Conversion Agent.

                                  ARTICLE 10

                            Discharge of Indenture
                            ----------------------

     SECTION 10.1  Termination of Company's Obligations.  This Indenture shall
                   ------------------------------------
cease to be of further effect (except that the Company's obligations under Sections 9.7 and 10.2 hereof shall survive) when all outstanding Notes theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable hereunder.

     Thereupon, the Trustee upon request of the Company, shall acknowledge in writing the discharge of the Company's obligations under this Indenture, except for those surviving obligations specified above.

     SECTION 10.2  Repayment to Company.  The Trustee and the Paying Agent shall
                   --------------------
promptly pay to the Company upon request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have first caused notice of such
     --------  -------
payment to the Company to be mailed to each Noteholder entitled thereto no less than 30 days prior to such payment. After payment to the Company, the Trustee and the Paying Agent shall have no further liability with respect to such money and Noteholders entitled to the money must look to the Company for payment as general creditors unless any applicable abandoned property law designates another person.

                                  ARTICLE 11

                      Amendments, Supplements and Waivers
                      -----------------------------------

     SECTION 11.1  Without Consent of Noteholders.  The Company and the Trustee
                   ------------------------------
may amend or supplement this Indenture or the Notes without the consent of any
Noteholder:

          (a)  to cure any ambiguity, defect or inconsistency;

          (b)  to comply with Sections 5.13 and 7.1 hereof;

          (c) to provide for uncertificated Notes in addition to certificated Notes;

          (d) to make any change that does not adversely affect in any material respect the legal rights hereunder of any Noteholder;

          (e) to qualify this Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA; or

          (f) to make any change that provides any additional rights or benefits to the holders of Notes.

     An amendment under this Section may not make any change that adversely affects the rights under Article 6 of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change by the requisite percent approval applicable to such consent under the instrument governing such Senior Debt.

     SECTION 11.2  With Consent of Noteholders.  Subject to Section 8.7 hereof,
                   ---------------------------
the Company and the Trustee may amend or supplement this Indenture or the Notes with the written consent (including consents obtained in connection with any tender offer or exchange offer for Notes) of the Noteholders of at least a majority in aggregate principal amount of the then outstanding Notes. Subject to Sections 8.4 and 8.7 hereof, the Noteholders of a majority in aggregate principal amount of the Notes then outstanding may also by their written consent (including consents obtained in connection with any tender offer or exchange offer for Notes) waive any existing Default as provided in Section 8.4 or waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Noteholder affected, an amendment, supplement or waiver under this Section may not (with respect to any Notes held by a nonconsenting Noteholder):

          (a) reduce the amount of Notes whose Noteholders must consent to an amendment, supplement or waiver;

          (b) reduce the rate of or change the time for payment of interest on any Note;

          (c) reduce the principal of or change the fixed maturity of any Note or alter the redemption provisions with respect thereto;

          (d) make any Note payable in money other than that stated in the Note;

          (e) make any change in Section 8.4, 8.7 or 11.2 hereof (this sentence);

          (f) waive a default in the payment of the Designated Event Payment or the principal of, or interest on, any Note (other than as provided in Section 8.4);

          (g) waive a redemption payment payable on any Note;

          (h) make any change that adversely affects the right of Noteholders to convert Notes into Common Stock of the Company; or

          (i) make any change in Articles 5 or 6 hereof that adversely affects in any material respect the interests of the Noteholders.

     To secure a consent of the Noteholders under this Section 11.2, it shall not be necessary for the Noteholders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     An amendment under this Section may not make any change that adversely affects the rights under Article 6 of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change by the requisite percent approval applicable to such consent under the instrument governing such Senior Debt.

     Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to Noteholders a notice briefly describing the amendment or waiver.

     SECTION 11.3  Compliance with Trust Indenture Act.  After this Indenture
                   -----------------------------------
becomes subject to the TIA, every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

     SECTION 11.4  Revocation and Effect of Consents.  Until an amendment,
                   ---------------------------------
supplement or waiver becomes effective, a consent to it by a Noteholder of a
Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder's Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to such Noteholder's Note or portion of a Note if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Noteholders of the requisite principal amount of Notes have consented to the amendment, supplement or waiver.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Noteholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Noteholders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Noteholders of the principal amount of

Notes required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

     After an amendment, supplement or waiver becomes effective it shall bind every Noteholder, unless it is of the type described in any of clauses (a) through (i) of Section 11.2 hereof. In such case, the amendment or waiver shall bind each Noteholder who has consented to it and every subsequent Noteholder that evidences the same debt as the consenting Noteholder's Note.

     SECTION 11.5  Notation on or Exchange of Notes.  The Trustee may place an
                   --------------------------------
appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver. However, failure to make such notation in any Note shall not affect the validity and effect of such amendment or waiver.

     SECTION 11.6  Trustee Protected.  The Trustee shall sign all supplemental
                   -----------------
indentures, except that the Trustee may, but need not, sign any supplemental indenture that adversely affects its rights.

                                  ARTICLE 12

                                 Miscellaneous
                                 -------------

     SECTION 12.1  Trust Indenture Act Controls.  If, at any time that the TIA
                   ----------------------------
is applicable to this Indenture, any provision of this Indenture limits, qualifies, or conflicts with another provision which is automatically deemed to be incorporated in this Indenture by the TIA, the incorporated provision shall control.

     SECTION 12.2  Notices.  Any notice or communication by the Company or the
                   -------
Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the other's address stated in Section 12.10 hereof. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Noteholder shall be mailed by first-class mail to such Note holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Noteholders, it shall mail a copy to the Trustee and each Agent at the same time.

     All other notices or communications shall be in writing.

     In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by the Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

     SECTION 12.3  Communication by Noteholders with Other Noteholders.
                   ---------------------------------------------------
Noteholders may communicate pursuant to TIA (S) 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

     SECTION 12.4  Certificate and Opinion as to Conditions Precedent.  Upon any
                   --------------------------------------------------
request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 12.5   Statements Required in Certificate or Opinion.  Each
                    ---------------------------------------------
certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 4.3) shall include:

          (a) a statement that the person signing such certificate or rendering such opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 12.6  Rules by Trustee and Agents.  The Trustee may make reasonable
                   ---------------------------
rules for action by, or a meeting of, Noteholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

     SECTION 12.7  Legal Holidays.  A "Legal Holiday" is a Saturday, a Sunday or
                   --------------
a day on which banking institutions in the State of New York or California are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any other operative date for purposes of this Indenture shall occur on a Legal Holiday then for all purposes the next succeeding day that is not a Legal Holiday shall be such operative date.

     SECTION 12.8  No Recourse Against Others.  A director, officer, employee or
                   --------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.
Each Noteholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

     SECTION 12.9  Counterparts.  This Indenture may be executed in any number
                   ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 12.10  Variable Provisions.  "Officer" means the Chairman of the
                    -------------------
Board, the President, any Vice-President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

     The first certificate pursuant to Section 4.3 hereof shall be for the fiscal year ending on December 31, 1996.

     The reporting date for Section 9.6 hereof is March 15 of each year. The first reporting date is March 15, 1997.

     The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

     The Company's address is:  Plasma & Materials  Technologies, Inc.
                                9255 Deering Avenue
                                Chatsworth, California 91311
                                Telephone Number: (818) 886-8000
                                Telefax Number: (818) 886-8756
                                Attn: Chief Financial Officer

     The Trustee's address is:  U.S. Trust Company of California, N.A.
                                c/o U.S. Trust Company of New York, N.A.
                                770 Broadway, 13th Floor
                                New York, New York  10003
                                Telephone Number:  (212)
                                Telefax Number:  (212)

     SECTION 12.11  Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK
                    -------------
SHALL GOVERN THIS INDENTURE AND THE Notes, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     SECTION 12.12  No Adverse Interpretation of Other Agreements.  This
                    ---------------------------------------------
Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 12.13  Successors.  All agreements of the Company in this Indenture
                    ----------
and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     SECTION 12.14  Severability.  In case any provision in this Indenture or in
                    ------------
the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 12.15  Table of Contents, Headings, Etc.  The Table of Contents,
                    ---------------------------------
Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 12.16  Persons Deemed Owners.  Prior to the presentment, in proper
                    ---------------------
form, of a Note for registration of transfer, the Trustee and the Company and any agent of either may treat the Person in whose name such Note is then registered as the absolute owner thereof for all purposes, and shall not be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                              Plasma & Materials Technologies, Inc.,
                              as Company,

                              By /s/ John W. LaValle
                                -----------------------------------
                                    Name: John W. LaValle
                                    Title: Secretary

                              U.S. Trust Company of California, N.A.,
                              as Trustee

                              By /s/ Sandee Parks
                                -----------------------------------
                                    Name: Sandee Parks
                                    Title: Vice President

STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF LOS ANGELES    )


On             October 4, 1996                 before me, Bunnie Dees, Notary
   -------------------------------------------
Public, personally appeared    John W. LaValle
                           --------------------------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Bunnie Dees
-------------------------------------



STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF LOS ANGELES    )


On             October 4, 1996                 before me, Bunnie Dees, Notary
   -------------------------------------------
Public, personally appeared          Sandee Parks
                           -----------------------------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Bunnie Dees
-------------------------------------

                                                                     EXHIBIT A-1



                             [FORM OF FACE OF NOTE]

                             [Global Notes Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                           [Restricted Notes Legend)

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY (OR SUCH SHORTER PERIOD AS MAY THEN BE APPLICABLE UNDER THE SECURITIES ACT REGARDING THE HOLDING PERIOD FOR NOTES UNDER RULE 144(k) OF THE SECURITIES ACT OR ANY SUCCESSOR RULE) OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR
(Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED

INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE SIDE OF THIS SECURITY) AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATION S UNDER THE SECURITIES ACT), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, OR
(6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER

THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

No. __________

                                                                       Cusip No.
                                                                  144A-72753MAA7
                                                                 Reg S-U72608AA7


                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                       7 1/8% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2001



          Plasma & Materials Technologies, Inc., a California corporation (the
"Company") promises to pay to                               or registered
                              ------------------------------
assigns, the principal sum [indicated on Schedule A hereof] /1/ [of
              Dollars] /2/ on October 15, 2001, and to pay interest thereon
---------------------
beginning October 7, 1996 at the rate of 7 1/8% per annum.


Interest Payment Dates:    April 15 and October 15, commencing
                           April 15, 1997

Record Dates:              April 1 and October 1

          Reference is hereby made to the further provisions of this Convertible Note set forth on the reverse hereof,

------------------

/1/  Applicable to Global Securities only.
/2/  Applicable to certificated Securities only.

which further provisions shall for all purposes have the same effect as if set forth at this place.


     IN WITNESS WHEREOF, Plasma & Materials Technologies, Inc. has caused this Convertible Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated: October 7, 1996

                              PLASMA & MATERIALS TECHNOLOGIES, INC.


                                  By ______________________________


                                  By ______________________________


[Seal]

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION


This is one of the 7 1/8%
Convertible Subordinated Notes
due 2001 described in the
within-mentioned Indenture.

U.S. Trust Company of California, N.A.,
as Trustee,


By ________________________________
          Authorized Officer

                     PLASMA & MATERIALS TECHNOLOGIES, INC.


                   7 1/8% Convertible Subordinated Note Due 2001



          1.   Interest.  PLASMA & MATERIALS TECHNOLOGIES, INC., a California
               --------
corporation (the "Company"), is the issuer of this 7 1/8% Convertible Subordinated Note due 2001 (the "Convertible Note"). The Company promises to pay interest on the Convertible Notes in cash semiannually on each April 15 and October 15, commencing on April 15, 1997, to holders of record on the immediately preceding April 1 and October 1, respectively.

          Interest on the Convertible Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid from October 7, 1996. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest or Liquidated Damages, if any (without regard to any applicable grace period) at the rate borne by the Convertible Notes, compounded annually.

          2.   Method of Payment.  The Company will pay interest and Liquidated
               -----------------
Damages, if any, on the Convertible Notes (except defaulted interest) to the persons who are registered holders of the Convertible Notes at the close of business on the Record Date for the next Interest Payment Date even though Convertible Notes are cancelled after the Record Date and on or before the Interest Payment Date. The Noteholder hereof must surrender Convertible Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest and Liquidated Damages, if any, by check payable in such money. It may mail an interest check to a holder's registered address.

          3.   Paying Agent and Registrar.  The Trustee will act as Paying
               --------------------------
Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

          4.   Indenture.  The Company issued the Convertible Notes under an
               ---------
indenture, dated as of October 7, 1996 (the "Indenture"), between the Company and U.S. Trust Company of California, N.A., as Trustee. The terms of the Convertible Notes include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture. The Convertible Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Noteholders are referred to the Indenture and such Act for a statement of such terms. The Convertible Notes are general unsecured obligations of the Company limited to (except as otherwise provided in the Indenture) an aggregate principal amount of $75,000,000 (plus up to $11,250,000 aggregate principal amount of Convertible Notes that may be sold by the Company pursuant to the overallotment option granted pursuant to the Purchase Agreement), and are subordinated in right of payment to all existing and future Senior Debt of the Company as provided in the Indenture. The Indenture does not limit the ability of the Company or any of its Subsidiaries to incur indebtedness or to grant security interests or liens in respect of their assets. Any holder of this Convertible Note shall be deemed to have agreed to and be bound by all the terms and conditions contained in the Indenture applicable to a holder of a Convertible Note.

          5.   Redemption.
               ----------

               (a)  Optional Redemption.
                    -------------------

          The Convertible Notes are not subject to redemption at the Company's option prior to October 15, 1999. On such date and thereafter, the Convertible Notes will be subject to redemption at the option of the Company, in whole or in part (in any integral multiple of $1,000), upon not less than 15 nor more than 60 days' prior notice by mail at the following redemption prices (expressed as percentages of the principal amount set forth below), in each case together with accrued and unpaid interest and Liquidated Damages, if any, up to but not including the redemption date (subject to the right of holders of record on the relevant Record Date to receive interest due on an Interest Payment Date). If redeemed during the 12-month period beginning October 15 of the years indicated below, such redemption price shall be as indicated:

                                            Redemption
               Year                            Price
               ----                         -----------
               1999........................   102.85%
               2000........................   101.425%

On or after the redemption date, interest will cease to accrue on the Convertible Notes, or portion thereof, called for redemption.

               (b)    Special Mandatory Redemption.
                      ----------------------------

          If the Acquisition is not consummated in all material respects on or before the Special Redemption Notice Date, the Company will be required to redeem the Convertible Notes, in whole and not in part, on January 16, 1997 at a redemption price equal to 102% of the principal amount of the Convertible Notes, plus accrued and unpaid interest up to but not including the redemption date.
On and after the Special Redemption Date, interest will cease to accrue on the Convertible Notes, if the Acquisition is not consummated on or prior to the Special Redemption Notice Date. The Convertible Notes are also subject to special mandatory redemption, in whole and not in part, at any time prior to the Special

Redemption Date, if it appears, in the sole judgment of the Company, that the Acquisition cannot be consummated in all material respects on or prior to the Special Redemption Notice Date, at a redemption price equal to 101% of the principal amount thereof if notice is given prior to November 15, 1996 and at a redemption price equal to 102% of the principal amount thereof if notice is given on or after November 15, 1996, in each instance plus accrued and unpaid interest to the date of redemption.

          6.  Notice of Redemption.  Notice of redemption will be mailed at
              --------------------
least 15 days but not more than 60 days before the redemption date (other than a Special Redemption Date) to each holder of the Convertible Notes to be redeemed at his address of record. The Convertible Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Convertible Notes, the Convertible Notes will be chosen for redemption by the Trustee in accordance with the Indenture. In the event of a Special Redemption, the Company shall mail a notice of redemption to each holder of the Convertible Notes at such holder's address of record at least ten Business Days before a redemption date. Unless the Company defaults in making such redemption payment, or the Paying Agent is prohibited from making such payment pursuant to the Indenture, interest and Liquidated Damages cease to accrue on the Convertible Notes or portions of them called for redemption on and after the redemption date.

          If this Convertible Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest or Liquidated Damages, if any, will be paid to the person in whose name this Convertible Note is registered at the, close of business on such Record Date.

          7.  Mandatory Redemption.  Other than the Special Redemption, the
              --------------------
Company will not be required to make mandatory redemption payments with respect to the Convertible Notes. There are no sinking fund payments with respect to the Convertible Notes.

          8.  Repurchase at Option of Holder.  If there is a Designated Event,
              ------------------------------
the Company shall be required to offer to purchase on the Designated Event Payment Date all outstanding Convertible Notes at a purchase price equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest and Liquidated Damages, if any, to the Designated Event Payment Date. Holders of Convertible Notes that are subject to an offer to purchase will receive a Designated Event Offer from the Company prior to any related Designated Event Payment Date and may elect to have such Convertible Notes or portions thereof in authorized denominations purchased by completing the form entitled "Option of Noteholder To Elect Purchase" appearing below. Noteholders have the right to withdraw their election by delivering a written notice of withdrawal or the Paying Agent in accordance with the terms of the Indenture.

          9.  Subordination.  The payment of the principal of, premium, if any,
              -------------
and Liquidated Damages, if any, and interest on or any other amounts due on the Convertible

Notes is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Noteholder, by accepting a Convertible Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

          10.  Conversion.  The holder of any Convertible Note has the right,
               ----------
exercisable at any time after the later to occur of (i) 90 days following the Issuance Date or (ii) the consummation of the Acquisition, and prior to the close of business (New York time) on the Business Day immediately preceding the maturity date of the Convertible Notes, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $15.635 per share, subject to adjustment under certain circumstances, except that if a Convertible Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption.

          To convert a Convertible Note, a holder must (1) complete and sign a notice of election to convert substantially in the form set forth below, (2) surrender the Convertible Note to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for accrued and unpaid interest on a converted Convertible Note or for dividends or distributions on shares of Common Stock issuable upon conversion of a Convertible Note, but if any Noteholder surrenders a Convertible Note for conversion after the close of business on the Record Date for the payment of an installment of interest and Liquidated Damages, if any, prior to the opening of business on the next succeeding Interest Payment Date, then, notwithstanding such conversion, the interest and Liquidated Damages, if any, payable on such Interest Payment Date will be paid to the registered holder of such Convertible Note on such Record Date. In such event, such Convertible Note, when surrendered for conversion after October 15, 1999, must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable and Liquidated Damages, if any, on such Interest Payment Date on the portion so converted and, when surrendered for conversion on or prior to October 15, 1999, need not be accompanied by such payment. The number of shares of Common Stock issuable upon conversion of a Convertible Note is determined by dividing the principal amount of the Convertible Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

          A Convertible Note in respect of which a holder has delivered an "Option of Noteholder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Convertible Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Convertible Notes is qualified by reference to, and is subject in its entirety by, the more complete description thereof contained in the Indenture.

          11.  Registration Rights.  The holder of this Convertible Note is
               -------------------
entitled to the benefits of a Registration Agreement, dated October 7, 1996, among the Company and the Initial Purchasers (the "Registration Agreement") which agreement is attached to the Indenture as an Exhibit thereto. Such benefits include the right of the holder to receive Liquidated Damages in the event of the failure on the part of the Company to comply with certain covenants pertaining to registration and availability of a prospectus for resale, as provided in the Registration Agreement.

          12.  Denominations, Transfer, Exchange.  The Convertible Notes are in
               ---------------------------------
registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Convertible Notes may be registered, and Convertible Notes may be exchanged, as provided in the Indenture. The Registrar may require a Noteholder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Convertible Note or portion of a Convertible Note selected for redemption (except the unredeemed portion of any Convertible Note being redeemed in part). Also, it need not exchange or, register the transfer of any Convertible Note for a period of 30 days before a selection of Convertible Notes to be redeemed.

          13.  Persons Deemed Owners.  Except as provided in paragraph 2 of this
               ---------------------
Convertible Note, the registered Noteholder of a Convertible Note shall be treated as its owner for all purposes.

          14.  Unclaimed Money.  If money for the payment of principal,
               ---------------
Liquidated Damages, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its request. After that, Noteholders of Convertible Notes entitled to the money must look to the Company for payment unless an abandoned property law designates another person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          15.  Defaults and Remedies.  The Convertible Notes shall have the
               ---------------------
Events of Default so set forth in Section 8.1 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Noteholders of at least 25% in aggregate principal amount of the then outstanding Convertible Notes by notice to the Company and the Trustee may declare all the Convertible Notes to be due and payable immediately, except that in the case of an Event of Default arising from, certain events of bankruptcy or insolvency, all unpaid principal, Liquidated Damages, if any, and interest accrued on the Convertible Notes shall become due and payable immediately without further action or notice. Upon acceleration as described in either of the preceding sentences, the subordination provisions of the Indenture preclude any payment being made to Noteholders for at least 5 days except as otherwise provided in the Indenture.

          The Noteholders of a majority in principal amount of the Convertible Notes then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Noteholders may not enforce the Indenture or the Convertible Notes except as provided in the Indenture. Subject to certain limitations, Noteholders of a majority in principal amount of the then outstanding Convertible Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish compliance certificates to the Trustee annually. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

          16.  Amendments, Supplements and Waivers.  Subject to certain
               -----------------------------------
exceptions, the Indenture or the Convertible Notes may be amended or supplemented with the consent of the Noteholders of at least a majority in principal amount of the then outstanding Convertible Notes (including consents obtained in connection with a tender offer or exchange offer for Convertible Notes), and any existing default may be waived with the consent of the Noteholders of a majority in principal amount of the then outstanding Convertible Notes including consents obtained in connection with a tender offer or exchange offer for Convertible Notes. Without the consent of any Noteholder, the Indenture or the Convertible Notes may be amended, among other things, to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company's obligations to Noteholders, to make any change that does not adversely affect in any material respect the rights of any Noteholder, to qualify the Indenture under the TIA, and to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

          17.  Trustee Dealings with the Company.  The Trustee, in its
               ---------------------------------
individual or any other capacity, may become the owner or pledgee of Convertible Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

          18.  No Recourse Against Others.  A director, officer, employee or
               --------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Convertible Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder, by accepting a Convertible Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Convertible Notes.

          19.  Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL
               -------------
GOVERN THE INDENTURE AND THE CONVERTIBLE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

          20.  Authentication.  The Convertible Notes shall not be valid until
               --------------
authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

          21.  Abbreviations.  Customary abbreviations may be used in the name
               -------------
of a Noteholder or an assignee, such as: TEN COM (for tenants in common, TENENT (for tenants by the entireties), JT TEN (for joint tenants with right of survivorship and not as tenants in common), CUST (for Custodian), and U/G/M/A (for Uniform Gifts to Minors Act).

          22.  Definitions.  Capitalized terms not defined in this Convertible
               -----------
Note have the meaning given to them in the Indenture.

          The Company will furnish to any Noteholder of the Convertible Notes upon written request and without charge a copy of the Indenture and the Registration Agreement. Request may be made to:

          Plasma & Materials Technologies, Inc.
          9255 Deering Avenue
          Chatsworth, California 91311
          Attention of:  Investor Relations Department

                                ASSIGNMENT FORM


          To assign this Convertible Note, fill in the form below:

          (I) or (we) assign and transfer this Convertible Note to

-------------------------------------------------------------------------------
              (Insert assignee's social security or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint                                 agent to transfer this
                        -------------------------------
Convertible Note on the books of the Company. The agent may substitute another to act for him.


     Your Signature:
                    ------------------------------------------------------------
                         (Sign exactly as your name appears on the other side of this Convertible Note)


     Date:
          ------------------

     Signature Guarantee: *
                           ----------------------------------------------------

In connection with any transfer of any of the Convertible Notes evidenced by this certificate occurring prior to the date that is three years (or such shorter period as may then be applicable under the Securities Act) after the later of the date of original issuance of such Convertible Notes and the last date, if any, on which such Convertible Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Convertible Notes are being transferred:



-------------------
*Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

CHECK ONE BOX BELOW

     (1) [_]  to the Company; or

     (2) [_] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) [_] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) [_] to an institutional "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933 that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

     (5) [_] pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Convertible Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3),
                                          --------  -------
(4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Convertible Notes such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                       ----------------------------------------
                                             Signature

Signature Guarantee:*

----------------------------           ----------------------------------------
Signature must be guaranteed                 Signature


-------------------------------------------------------------------------------
             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Convertible Note for its own account with respect to which it exercises sole investment discretion that it

------------------------

     * Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:  ________________      _______________________________________________
                              NOTICE:  To be executed by an executive officer

                        [TO BE ATTACHED TO GLOBAL NOTES]

                                   SCHEDULE A

     The initial principal amount at maturity of this Global Note shall be $_______. The following increases or decreases in the principal amount of this Global Note have been made:

======================================================================================================================
                Amount of increase
                in Principal Amount
                of this Global Note      Amount of decrease        Principal Amount of         Signature of
                including upon           in Principal Amount       this Global Note            authorized officer of
                exercise of the over-    of this Global Note       following such              Trustee or Notes
Date Made       allotment option                                   decrease or increase        Custodian
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                     OPTION OF NOTEHOLDER TO ELECT PURCHASE
                     --------------------------------------

          If you want to elect to have this Convertible Note or a portion thereof repurchased by the Company pursuant to Section 3.8 or 4.7 of the Indenture, check the box: [ ]

          If the purchase is in part, indicate the portion (in denominations of $1,000 or any integral multiple thereof) to be purchased:


     Your Signature:
                    -----------------------------------------------------------
                   (Sign exactly as your name appears on the other side of this Convertible Note)

     Date:
          --------------------


     Signature Guarantee: *
                           -----------------------


-------------------------
*Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                              ELECTION TO CONVERT

To Plasma & Materials Technologies, Inc.:

          The undersigned owner of this Convertible Note hereby irrevocably exercises the option to convert this Convertible Note, or the portion below designated, into Common Stock of PLASMA & MATERIALS TECHNOLOGIES, INC. in accordance with the terms of the Indenture referred to in this Convertible Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

          Any Noteholder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Convertible Note, agrees to be bound by the terms of the Registration Agreement relating to the Common Stock issuable upon conversion of the Convertible Note.

Date:
     in whole ___             Portions of Convertible Note to be converted
                              ($1,000 or integral multiples thereof):
                                    $
                                     ------------------------------------------

                              Signature (for conversion only)


                                     ------------------------------------------

                                     Please Print or Typewrite Name and
                                     Address, Including Zip Code, and Social
                                     Note or Other Identifying Number

                                     ------------------------------------------
                                     Name

                                     ------------------------------------------
                                     Address

                                     ------------------------------------------
                                     Social Security Number

          Signature Guarantee: *
                                ------------------------------------------------
__________________

*Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                                                     EXHIBIT B-1



          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
            FROM RESTRICTED GLOBAL NOTE TO UNRESTRICTED GLOBAL NOTE
                (Pursuant to Section 2.6(a)(i) of the Indenture)


U.S. Trust Company of California, N.A.
c/o U.S. Trust Company of New York, N.A.
770 Broadway, 13th Floor
New York, New York 10003
Attention:  Corporate Trust Division

     Re: 7 1/8% Convertible Subordinated Notes due 2001 of Plasma & Materials Technologies, Inc. (the "Notes")

     Reference is hereby made to the Indenture, dated as of October 7, 1996 (the "Indenture"), between Plasma & Materials Technologies, Inc., as issuer (the "Company") and U.S. Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to the Notes which are evidenced by one or more Restricted Global Notes (CUSIP No. 72753M AA7) and held with the Depositary in the name of Cede & Co. (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Unrestricted Global Notes (SINS No. USU 72608 AA71), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Cedel or both (Common Code ____________________).

     In connection with such request and in respect of such Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

     (1) The offer of the Notes was not made to a person in the United States;

     (2)  either:

          (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

          (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel or both (Common Code _________).

     Upon giving effect to this request to exchange a beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note, the resulting beneficial interest shall, be subject to the restrictions on transfer applicable to Unrestricted Global Notes pursuant to the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Salomon Brothers Inc and Unterberg Harris, c/o Salomon Brothers, Seven World Trade Center, New York, New York, the initial purchasers of such Notes being transferred., Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                         _______________________________________________
                         [Insert Name of Transferor]


                         By:_____________________________________________
                              Name:
                              Title:

Dated: _______________, ______

cc:  Plasma & Materials Technologies, Inc.
     Salomon Brothers Inc
     Unterberg Harris

                                                                     EXHIBIT B-2


          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
            FROM UNRESTRICTED GLOBAL NOTE TO RESTRICTED GLOBAL NOTE
               (Pursuant to Section 2.6(a)(ii) of the Indenture)


U.S. Trust Company of California, N.A.
c/o U.S. Trust Company of New York, N.A.
770 Broadway, 13th Floor
New York, New York 10003
Attention:  Corporate Trust Division

     Re: 7 1/8% Convertible Subordinated Notes due 2001 of Plasma & Materials Technologies, Inc. (the "Notes")

     Reference is hereby made to the Indenture, dated as of October 7, 1996 (the "Indenture"), between Plasma & Materials Technologies, Inc., as issuer (the "Company") and U.S. Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to the Notes which are evidenced by one or more Unrestricted Global Notes (SINS No. USU 72608AA71) and held with the Depositary through [Euroclear] [Cedel] (Common Code ___________________________) in the name of _____________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Restricted Global Notes (CUSIP No. 72753M AA7), to be held with the Depositary.

     In connection with such request and in respect of such Notes, the Transferor hereby certifies that:

                                  [CHECK ONE]

     [_] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                                                              22
                                 or

     [_] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

     [_] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

     [_] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the Transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     Upon giving effect to this request to exchange a beneficial interest in Unrestricted Global Notes for a beneficial interest in Restricted Global Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Restricted Global Notes pursuant to the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Salomon Brothers Inc., c/o Salomon Brothers, Seven World Trade Center, New York, New York, the initial purchasers of such Notes being transferred.


                         _______________________________________________
                         [Insert Name of Transferor]


                         By:_____________________________________________
                              Name:
                              Title:

Dated: _______________, ______
cc:  Plasma & Materials Technologies, Inc.
     Salomon Brothers Inc
     Unterberg Harris

                                                                     EXHIBIT B-3


                FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
                       OF TRANSFER OF CERTIFICATED NOTES
                 (Pursuant to Section 2.6(b) of the Indenture)


U.S. Trust Company of California, N.A.
c/o U.S. Trust Company of New York, N.A.
770 Broadway, 13th Floor
New York, New York 10003
Attention:  Corporate Trust Division

     Re: 7 1/8% Convertible Subordinated Notes due 2001 of Plasma & Materials Technologies, Inc. (the "Notes")

     Reference is hereby made to the Indenture, dated as of October 7, 1996 (the "Indenture"), between Plasma & Materials Technologies, Inc., as issuer (the "Company") and U.S. Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the holder of such Surrendered Notes hereby certifies that:

                                  [CHECK ONE]

     [_] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

     [_] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

     [_] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

     [_] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Salomon Brothers Inc and Unterberg Harris, c/o Salomon Brothers, Seven World Trade Center, New York, New York, the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                         _______________________________________________
                         [Insert Name of Transferor]


                         By:_____________________________________________
                              Name:
                              Title:

Dated: _______________, ______

cc:  Plasma & Materials Technologies, Inc.
     Salomon Brothers Inc
     Unterberg Harris

                                                                     EXHIBIT B-4


          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
          FROM RESTRICTED GLOBAL NOTE OR UNRESTRICTED PERMANENT GLOBAL
                     NOTE TO CERTIFICATED CONVERTIBLE NOTE
                 (Pursuant to Section 2.6(c) of the Indenture)


U.S. Trust Company of California, N.A.
c/o U.S. Trust Company of New York, N.A.
770 Broadway, 13th Floor
New York, New York 10003
Attention:  Corporate Trust Division

     Re: 7 1/8% Convertible Subordinated Notes due 2001 of Plasma & Materials Technologies, Inc. (the "Notes")

     Reference is hereby made to the Indenture, dated as of October 7, 1996 (the "Indenture"), between Plasma & Materials Technologies, Inc., as issuer (the "Company") and U.S. Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the holder of such Surrendered Notes hereby certifies that:

                                  [CHECK ONE]

     [_] the Surrendered Notes are being transferred to the beneficial owner of such Notes;

                                       or

     [_] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

     [_] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

     [_] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

     [_] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Salomon Brothers Inc and Unterberg Harris, c/o Salomon Brothers, Seven World Trade Center, New York, New York, the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                         _______________________________________________
                         [Insert Name of Transferor]


                         By:_____________________________________________
                              Name:
                              Title:

Dated: _______________, ______

cc:  Plasma & Materials Technologies, Inc.
     Salomon Brothers Inc
     Unterberg Harris

Exhibit C to this Exhibit 4.1 is filed concurrently herewith as Exhibit 10.20.